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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number       811-22680

Ultimus Managers Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Frank L. Newbauer, Esq.

Ultimus Fund Solutions, LLC   225 Pictoria Drive, Suite 450    Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:  (513) 587-3400

Date of fiscal year end:         May 31, 2013

Date of reporting period:       May 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.      Reports to Stockholders.

APEXcm Small/Mid Cap Growth Fund

Annual Report May 31, 2013

Investment Adviser	Administrator
Apex Capital Management, Inc.	Ultimus Fund Solutions, LLC
8163 Old Yankee Street, Suite E	P.O. Box 46707
Dayton, Ohio 45458	Cincinnati, Ohio 45246-0707
www.apexcm.com	1-888-575-4800

APEXcm SMALL/MID CAP GROWTH FUND
LETTER TO SHAREHOLDERS	May 31, 2013

Dear Fellow APEX Fund Shareholder,

Thank you for your support and we welcome you to the first Annual Report for the APEXcm Small/Mid Cap Growth Fund (the “Fund”).  The launch of our small/mid cap (“SMID”) style and the opportunity to share our story through the Fund is certainly off to a good start, with the Fund’s return since inception (June 29, 2012) of 27.65% (not annualized) comparing favorably to the return of the Russell 2500 Growth Index (the Fund’s benchmark) for the same period of 25.53% (not annualized).  It has been an interesting and volatile market, one which has often challenged but ultimately confirmed our confidence in our approach.

APEX PHILOSOPHY

We believe that the best way to provide value added returns is to identify companies, through our research driven process, that exhibit certain favorable fundamental advantages and benefit from secular growth trends.  This philosophy allows us to structure the portfolio in high conviction areas of longer term sustainable growth.  Embedded in our portfolio construction is the recognition of companies at different stages of their growth cycle which we designate as “stable” and “emerging” growth stocks. We believe having the spectrum of growth companies that are really innovative and growing rapidly, combined with established growth businesses can provide relative stability while allowing the opportunity to drive outperformance versus our benchmark and peers over time.  Also, the SMID style provides the opportunity to invest in higher growth companies and capture a longer period of growth as these companies mature.

INVESTMENT ENVIRONMENT

The eleven-month period covered by this letter represented an environment which highlights the importance of maintaining discipline as macro concerns incited a volatile investment environment. During this time, significant events ranging from Europe’s debt crisis, a slowing China, an election, the pending fiscal cliff, tax hikes and automatic sequestration have often temporarily snuffed out market advances.  While global growth remains tepid, the economy is still growing, fueled by an unprecedented coordinated stimulative monetary policy around the globe. But despite the weak pace of overall growth, the recovery has shown resilience.  We are certainly aware of the macro headwinds, but several positive items are generating interest in the domestic economy.  The housing market’s patchy comeback continues to show improvement as the excess of new homes from 2008 gets worked off, providing price appreciation.  This gradual improvement will have a direct impact on construction jobs, but even a broader multiplier effect on consumer durable products throughout the economy.  Energy independence is stimulating the economy in many direct ways, from lower gasoline prices to a manufacturing resurgence due to the cost efficiencies provided by lower natural gas prices. These are just a few of the opportunities we are trying to take advantage of in positioning the portfolio.

1

PERFORMANCE DISCUSSION

This initial period from June 29, 2012 to May 31, 2013 provides insight into the APEX process and the stock opportunities we seek to identify.  Your Fund outperformed the Russell 2500 Growth Index for the aforementioned period by 2.12%.  In this volatile environment, almost all of the excess performance came from stock selection.  Our stock selection contributed positively in every sector except Consumer Discretionary (-1.15%).  Our stock selection was very strong within the Health Care, Industrials, Materials and Information Technology sectors, adding a total of approximately 4.53% excess return versus the benchmark.

We believe that companies that are positioned in the secular growth areas have the best opportunities to outperform the overall marketplace. Quality examples are provided by a few of our top performers during this period.  Within the housing recovery, United Rentals (+66.98%), Jarden (+66.28%), and Eagle Materials (+97.86%) performed well.  Expedia (+30.66%) and MercadoLibre (+51.86%) are beneficiaries of e-commerce as well as the push into mobile commerce throughout the world.  And lastly, in the area of genomics, Illumina (+74.10%), a key company in gene-sequencing technology, provided excellent excess return in the Health Care sector.  We had several stocks that underperformed during this period. Top five negative performers were TIBCO Software (-28.71%), Volcano (-40.35%), Coinstar (-17.10%), Cardtronics (-19.20%), and Informatica (-14.16%).  We sold Volcano, Coinstar and Cardtronics during the period.  TIBCO Software and Informatica have long term strategic growth opportunities in cloud computing and business intelligence which were negatively impacted by a slowing capex environment. Please refer to the Schedule of Investments section of the Annual Report for a complete listing of the Fund’s holdings and the amount each represents of the portfolio.

OUTLOOK

The global economy continues to grind along with fewer headwinds but uncertain catalyst to drive growth outside of the U.S.  Monetary stimulus appears to be finally starting to bear fruit as recent leading economic indicators such as employment data, consumer sentiment, household net wealth, auto sales, and energy production are reflecting improvement.  Many U.S. corporations are doing an excellent job navigating the rough terrain, accumulating record cash levels enabling increased dividend payouts, stock buybacks, and mergers and acquisition activity (which often benefits smaller, faster growing companies the most).  Looking forward, the U.S. recovery finally appears to be on a smoother path, but a number of challenges will garner attention.  Weakness overseas remains a wild card if the euro-zone recession gets worse and softness in China and other key areas persist.  It remains to be seen if fiscal clashes with corresponding tax hikes and federal restraint have been fully absorbed in the market.  And, of course, any significant change in the Fed’s policy actions, which have successfully stimulated interest-sensitive demand, may redirect any wave of optimism.  Consequently, we are cautiously optimistic and look forward to navigating the ensuing environment. We remain confident that investing in stable growth companies coupled with emerging growth companies, both of which are energized by global growth trends, will continue to provide investment opportunities.

2

Thank you for your confidence in the APEXcm Small/Mid Cap Growth Fund.

Sincerely,

Nitin N. Kumbhani

President and Chief Investment Officer

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.  Performance data current to the most recent month end are available by calling 1-888-575-4800.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at www.apexcmfund.com or call 1-888-575-4800 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The APEXcm Small/Mid Cap Growth Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. The opinions of the Fund’s Adviser with respect to those securities may change at any time.

3

APEXcm SMALL/MID CAP GROWTH FUND
(Unaudited)

Comparison of the Change in Value of a $10,000 Investment in APEXcm Small/Mid Cap Growth Fund
versus the Russell 2500TM Growth Index

$13,000
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$12,765
$12,553
Past performance is not predictive of future performance.
6/29/2012
8/31/2012
11/30/2012
2/28/2013
5/31/2013
APEXcm Small/Mid Cap Growth Fund
Russell 2500™ Growth Index

Total Return
(for period ended May 31, 2013)
Since Inception(b)
APEXcm Small/Mid Cap Growth Fund(a)	27.65%
Russell 2500TM Growth Index	25.53%

(a)	The Fund's total return does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	The Fund commenced operations on June 29, 2012.

4

APEXcm SMALL/MID CAP GROWTH FUND
PORTFOLIO INFORMATION
May 31, 2013 (Unaudited)

Top 10 Equity Holdings

Security Description	% of Net Assets
Hertz Global Holdings, Inc.	3.0%
Illumina, Inc.	2.7%
Signet Jewelers Ltd.	2.5%
Expedia, Inc.	2.4%
MercadoLibre, Inc.	2.3%
United Rentals, Inc.	2.2%
Jarden Corp.	2.2%
Alliance Data Systems Corp.	2.1%
Towers Watson & Co.	2.1%
IAC/InterActiveCorp	2.0%

5

APEXcm SMALL/MID CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
May 31, 2013
COMMON STOCKS - 96.2%	Shares	Value

Consumer Discretionary - 24.9%
Auto Components - 2.0%
Autoliv, Inc.	3,322	$260,644

Distributors - 0.8%
LKQ Corp. *	4,223	103,379

Hotels, Restaurants & Leisure - 4.4%
International Game Technology	11,015	196,948
Panera Bread Co. *	1,065	204,299
Wyndham Worldwide Corp.	3,157	183,485
		584,732
Household Durables - 2.2%
Jarden Corp.*	6,112	284,697

Internet & Catalog Retail - 2.4%
Expedia, Inc.	5,405	310,571

Leisure Equipment & Products - 1.7%
Polaris Industries, Inc.	2,339	223,398

Multi-line Retail - 1.0%
Dillard's, Inc.	1,477	136,283

Specialty Retail - 9.3%
AutoNation, Inc. *	3,917	181,475
DSW, Inc.	1,993	147,462
PetSmart, Inc.	3,960	267,300
Sally Beauty Holdings, Inc. *	2,856	87,422
Signet Jewelers Ltd.	4,758	325,971
Williams-Sonoma, Inc.	4,074	219,833
		1,229,463
Textiles, Apparel & Luxury Goods - 1.1%
PVH Corp.	1,201	138,343

Energy - 2.5%
Energy Equipment & Services - 1.2%
Helmerich & Payne, Inc.	2,562	158,178

Oil, Gas & Consumable Fuels - 1.3%
Whiting Petroleum Corp. *	3,706	170,735

6

APEXcm SMALL/MID CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS - 96.2% (Continued)	Shares	Value

Financials - 9.1%
Capital Markets - 3.3%
Affiliated Managers Group, Inc. *	1,244	$204,016
Evercore Partners, Inc.	3,077	122,218
Janus Capital Group, Inc.	12,412	108,853
		435,087
Commercial Banks - 2.2%
Cullen/Frost Bankers, Inc.	2,609	167,889
First Republic Bank/CA	3,323	123,483
		291,372
Insurance - 1.8%
XL Group PLC	7,397	232,488

Real Estate Management & Development - 1.8%
CBRE Group, Inc. *	10,518	243,807

Health Care - 10.6%
Biotechnology - 3.4%
Genomic Health, Inc. *	2,845	103,786
Incyte Corp. *	3,249	72,030
Onyx Pharmaceuticals, Inc. *	1,572	150,047
United Therapeutics Corp. *	1,937	128,752
		454,615
Health Care Providers & Services - 2.5%
Hanger, Inc. *	2,046	65,288
Universal Health Services, Inc.	3,733	258,100
		323,388
Life Sciences Tools & Services - 4.7%
Illumina, Inc. *	5,007	352,092
PAREXEL International Corp. *	5,813	265,596
		617,688
Industrials - 14.4%
Electrical Equipment - 0.8%
EnerSys, Inc. *	2,210	110,124

Machinery - 4.9%
Nordson Corp.	2,839	202,194
Valmont Industries, Inc.	1,367	208,235
Wabtec Corp.	2,180	239,822
		650,251
Professional Services - 3.5%
Robert Half International, Inc.	5,248	182,420
Towers Watson & Co.	3,485	270,715
		453,135
Road & Rail - 3.0%
Hertz Global Holdings, Inc. *	15,160	391,583

7

APEXcm SMALL/MID CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS - 96.2% (Continued)	Shares	Value

Industrials - 14.4% (Continued)
Trading Companies & Distributors - 2.2%
United Rentals, Inc. *	5,088	$289,202

Information Technology - 29.6%
Communications Equipment - 1.0%
Ixia *	8,078	126,986

Electronic Equipment, Instruments & Components - 3.7%
Dolby Laboratories, Inc.	4,216	147,560
FEI Co.	2,253	162,239
Jabil Circuit, Inc.	8,697	174,462
		484,261
Internet Software & Services - 7.1%
Akamai Technologies, Inc. *	5,077	234,151
IAC/InterActiveCorp	5,556	269,355
MercadoLibre, Inc.	2,682	307,411
Rackspace Hosting, Inc. *	3,312	124,299
		935,216
IT Services - 10.7%
Alliance Data Systems Corp. *	1,567	277,500
FleetCor Technologies, Inc. *	2,755	239,905
Gartner, Inc. *	4,098	231,988
Heartland Payment Systems, Inc.	4,551	145,905
InterXion Holding N.V.*	3,886	106,671
Lender Processing Services, Inc.	5,195	171,903
Total System Services, Inc.	9,758	229,411
		1,403,283
Semiconductors & Semiconductor Equipment - 2.3%
Entegris, Inc. *	12,798	133,355
NXP Semiconductors N.V. *	5,565	171,680
		305,035
Software - 4.8%
Informatica Corp. *	3,747	136,241
Rovi Corp. *	5,653	145,847
SolarWinds, Inc. *	3,844	162,025
TIBCO Software, Inc. *	8,879	189,389
		633,502
Materials - 5.1%
Chemicals - 1.2%
Albemarle Corp.	2,372	158,734

Construction Materials - 1.5%
Eagle Materials, Inc.	2,714	200,157

Containers & Packaging - 1.5%
Silgan Holdings, Inc.	4,214	197,089

8

APEXcm SMALL/MID CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS - 96.2% (Continued)	Shares	Value

Materials - 5.1% (Continued)
Paper & Forest Products - 0.9%
KapStone Paper and Packaging Corp.	3,963	$114,967

Total Common Stocks (Cost $11,589,423)		$12,652,393

MONEY MARKET FUNDS - 4.9%	Shares	Value

Fidelity Institutional Money Market Portfolio - Class I, 0.08% (a)
(Cost $643,606)	643,606	$643,606

Total Investments at Value — 101.1% (Cost $12,233,029)		$13,295,999

Liabilities in Excess of Other Assets — (1.1%)		(143,020)

Net Assets — 100.0%		$13,152,979

*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of May 31, 2013.

See accompanying notes to financial statements.

9

APEXcm SMALL/MID CAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
May 31, 2013

ASSETS
Investments in securities:
At acquisition cost	$12,233,029
At value (Note 2)	$13,295,999
Dividends receivable	10,923
Receivable for capital shares sold	33,800
Receivable from Adviser (Note 4)	1,517
Other assets	7,770
Total assets	13,350,009

LIABILITIES
Payable for investment securities purchased	182,772
Payable to administrator (Note 4)	6,610
Other accrued expenses	7,648
Total liabilities	197,030

NET ASSETS	$13,152,979

NET ASSETS CONSIST OF:
Paid-in capital	$12,133,090
Distributions in excess of net investment income	(9,637)
Accumulated net realized losses from security transactions	(33,444)
Net unrealized appreciation on investments	1,062,970

NET ASSETS	$13,152,979

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,036,707

Net asset value, offering price and redemption price per share (Note 2)	$12.69

See accompanying notes to financial statements.

10

APEXcm SMALL/MID CAP GROWTH FUND
STATEMENT OF OPERATIONS
For the Period Ended May 31, 2013 (a)

INVESTMENT INCOME
Dividend income	$49,621

EXPENSES
Investment advisory fees (Note 4)	37,895
Custody and bank service fees	32,161
Fund accounting fees (Note 4)	22,387
Administration fees (Note 4)	22,000
Legal fees	13,971
Transfer agent fees (Note 4)	12,500
Compliance fees (Note 4)	11,000
Registration and filing fees	9,875
Trustees' fees and expenses (Note 4)	6,742
Postage and supplies	5,407
Insurance expense	3,636
Other expenses	7,091
Total expenses	184,665
Less fee reductions and expense reimbursements by the Adviser (Note 4)	(144,876)
Net expenses	39,789

NET INVESTMENT INCOME	9,832

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from security transactions	(33,444)
Net change in unrealized appreciation/depreciation on investments	1,062,970
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	1,029,526

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,039,358

(a)	Represents the period from the commencement of operations (June 29, 2012) through May 31, 2013.

See accompanying notes to financial statements.

11

APEXcm SMALL/MID CAP GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
Period
Ended
May 31,
2013 (a)
FROM OPERATIONS
Net investment income	$9,832
Net realized losses from security transactions	(33,444)
Net change in unrealized appreciation/depreciation on investments	1,062,970
Net increase in net assets from operations	1,039,358

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(19,469)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	12,444,893
Net asset value of shares issued in reinvestment of
distributions to shareholders	19,469
Payments for shares redeemed	(431,272)
Net increase in net assets from capital share transactions	12,033,090

TOTAL INCREASE IN NET ASSETS	13,052,979

NET ASSETS
Beginning of period	100,000
End of period	$13,152,979

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(9,637)

CAPITAL SHARE ACTIVITY
Shares sold	1,060,310
Shares reinvested	1,764
Shares redeemed	(35,367)
Net increase in shares outstanding	1,026,707
Shares outstanding at beginning of period	10,000
Shares outstanding at end of period	1,036,707

(a)	Represents the period from the commencement of operations (June 29, 2012) through May 31, 2013.

See accompanying notes to financial statements.

12

APEXcm SMALL/MID CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout the Period
	Period
	Ended
	May 31,
	2013 (a)
Net asset value at beginning of period	$10.00

Income from investment operations:
Net investment income	0.04	(b)
Net realized and unrealized gains on investments	2.72
Total from investment operations	2.76

Less distributions:
From net investment income	(0.07)

Net asset value at end of period	$12.69

Total return (c)	27.65%	(d)

Net assets at end of period (000's)	$13,153

Ratios/supplementary data:
Ratio of total expenses to average net assets	4.87%	(e)

Ratio of net expenses to average net assets (f)	1.05%	(e)

Ratio of net investment income to average net assets (f)	0.26%	(e)

Portfolio turnover rate	18%	(d)

(a)	Represents the period from the commencement of operations (June 29, 2012) through May 31, 2013.

(b)	Calculated using weighted average shares outstanding during the period.

(c)
Total return is a measure of the change in value of an investment in the Fund over the period covered.  The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.  Total return would be lower if  the Adviser had not waived advisory fees and reimbursed expenses.

(d)	Not annualized.

(e)	Annualized.

(f)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 4).

See accompanying notes to financial statements.

13

APEXcm SMALL/MID CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
May 31, 2013

1.  Organization

APEXcm Small/Mid Cap Growth Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012.  Other series of the Trust are not incorporated in this report.  The Fund commenced operations on June 29, 2012.

The investment objective of the Fund is long-term capital growth.

2.  Significant Accounting Policies

The following is a summary of the Fund's significant accounting policies.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – The Fund’s portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open.  Securities listed on the NYSE or other exchanges are valued on the basis of their last sales prices on the exchanges on which they are primarily traded.  If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day.  NASDAQ listed securities are valued at the NASDAQ Official Closing Price.  If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ.  Securities traded in the over-the-counter market are valued at the last sale price, if available, otherwise at the most recently quoted bid price.  In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities and other assets are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees of the Trust and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used.  Factors determining portfolio investments subject to fair value determination include, but are not limited to, the following: the spread between bid and asked prices is substantial; infrequency of sales; thinness of market; the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading.  Securities with remaining maturities of 60 days or less are valued at amortized cost value, absent unusual circumstances.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurement.

Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

•     Level 1 – quoted prices in active markets for identical securities
•     Level 2 – other significant observable inputs
•     Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.  The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

14

APEXcm SMALL/MID CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2013:

	Level 1	Level 2	Level 3	Total
Common Stocks	$12,652,393	$-	$-	$12,652,393
Money Market Funds	643,606	-	-	643,606
Total	$13,295,999	$-	$-	$13,295,999

Refer to the Fund’s Schedule of Investments for a listing of the common stocks valued by industry type.  As of May 31, 2013, the Fund did not have any transfers in and out of any Level.  In addition, the Fund did not have derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of May 31, 2013.  It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation – The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding.  The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Security transactions – Security transactions are accounted for on the trade date.  Gains and losses on securities sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year.  The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.  Dividends and distributions to shareholders are recorded on the ex-dividend date.  During the period ended May 31, 2013, ordinary income distributions totaled $19,469.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

Federal income tax – It is the Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.  As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed.  Accordingly, no provision for income taxes is required.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the

15

APEXcm SMALL/MID CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of May 31, 2013:

Tax cost of portfolio investments	$12,233,113
Gross unrealized appreciation	$1,306,378
Gross unrealized depreciation	(243,492)
Net unrealized appreciation	1,062,886
Qualified late year ordinary loss	(9,637)
Capital loss carryforward	(33,360)
Total accumulated earnings	$1,019,889

The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

Qualified late year ordinary losses incurred after December 31, 2012 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.  For the period ended May 31, 2013, the Fund intends to defer $9,637 of late year ordinary losses to June 1, 2013 for federal tax purposes.

As of May 31, 2013, the Fund had a short-term capital loss carryforward in the amount of $33,360. This capital loss carryforward, which does not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the Fund’s tax positions for the current tax year (period ended May 31, 2013) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3.  Investment Transactions

During the period ended May 31, 2013, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $12,399,567, and $776,716, respectively.

4.  Transactions with Related Parties

Certain Trustees and officers of the Trust are directors and officers of the Adviser or of Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, and Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

16

APEXcm SMALL/MID CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

INVESTMENT ADVISORY AGREEMENT
The Fund’s investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, computed and accrued daily and paid monthly, at the annual rate of 1.00% of its average daily net assets.

The Adviser has contractually agreed, until August 31, 2015, to reduce its advisory fees and to reimburse the Fund’s operating expenses (excluding brokerage costs, taxes, interest, costs to organize the Fund, acquired fund fees and expenses and extraordinary expenses) to the extent necessary so that the Fund’s annual ordinary operating expenses do not exceed an amount equal to 1.05% of its average daily net assets. During the period ended May 31, 2013, the Adviser did not collect any of its advisory fees and, in addition, reimbursed the Fund for other operating expenses totaling $106,981.

Advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause the Fund’s ordinary operating expenses to exceed the expense limitation of 1.05% per annum.  As of May 31, 2013, the Adviser may in the future recover advisory fee reductions and expense reimbursements totaling $144,876.  The Adviser may recover this amount no later than May 31, 2016.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement with the Trust, Ultimus provides internal regulatory compliance services and executive and administrative services for the Fund.  Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission (the “SEC”) and state securities commissions and materials for meetings of the Board of Trustees.  For these services, the Fund pays to Ultimus, on a monthly basis, a fee equal to 0.10% per annum of the Fund’s average daily net assets up to $250 million, 0.075% of such assets from $250 million to $500 million and 0.05% of such assets in excess of $500 million, provided, however, that the minimum fee is $2,500 per month. The monthly minimum is discounted to $2,000 during the first year of the Fund’s operations and is discounted to $2,250 during the second year of the Fund’s operations.

FUND ACCOUNTING AGREEMENT
Under the terms of a Fund Accounting Agreement with the Trust, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund.  For these services, the Fund pays to Ultimus a base fee of $2,000 per month, plus an asset-based fee at the annual rate of 0.01% of the Fund’s average daily net assets up to $500 million and 0.005% of such assets in excess of $500 million.  The base fee is increased to $2,250 per month during the second year of the Fund’s operations and is increased to $2,500 per month after the second year of the Fund’s operations. In addition, the Fund pays all costs of external pricing services.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement with the Trust, Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.  For these services, Ultimus receives from the Fund $20 annually for each direct account and $15 annually for certain accounts established through financial intermediaries, subject to a monthly minimum fee.  The minimum monthly fee is $1,500 if the Fund has 100 or more shareholder accounts; $1,250 if the Fund has between 25 and 100 shareholder accounts; and $1,000 if the Fund has less than 25 shareholder accounts.  In addition, the Fund pays out-of-pocket expenses, including, but not limited to, postage and supplies.

17

APEXcm SMALL/MID CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement with the Trust, Ultimus provides an individual to serve as the Trust’s Chief Compliance Officer and to administer the Trust’s compliance policies and procedures.  For these services, the Fund pays Ultimus a base fee of $12,000 per annum, plus an asset-based fee computed at an annual rate of 0.01% of average daily net assets in excess of $100 million.  In addition, the Fund reimburses Ultimus for reasonable out-of-pocket expenses, if any, incurred in connection with these services.

DISTRIBUTION AGREEMENT
Under the terms of a Distribution Agreement with the Trust, the Distributor serves as principal underwriter to the Fund.  The Distributor is a wholly-owned subsidiary of Ultimus.  The Distributor receives annual compensation of $6,000 for such services.  The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

TRUSTEE COMPENSATION
Each Trustee who is not an interested person of the Trust receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement of travel and other expenses incurred in attending the meetings.

PRINCIPAL HOLDERS OF FUND SHARES
As of May 31, 2013, Charles Schwab & Co., Inc., for the benefit of its customers, owned of record 77% of the outstanding shares of the Fund.

5.  Contingencies and Commitments

The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund.  Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

6.  Sector Risk

If the Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector.  In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share.  From time to time, a particular set of circumstances may affect this sector or other companies within the sector.  For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and, therefore, the value of the Fund’s portfolio could be adversely affected. As of May 31, 2013, the Fund had 29.6% of the value of its net assets invested in stocks within the Information Technology sector.

7.  Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading,

18

APEXcm SMALL/MID CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of APEXcm Small/Mid Cap Growth Fund and the Board of Trustees of Ultimus Managers Trust

We have audited the accompanying statement of assets and liabilities of APEXcm Small/Mid Cap Growth Fund (the “Fund”), a series of shares of beneficial interest of Ultimus Managers Trust, including the schedule of investments, as of May 31, 2013, and the related statements of operations and changes in net assets and financial highlights for the period June 29, 2012 (commencement of operations) through May 31, 2013.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2013 by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of APEXcm Small/Mid Cap Growth Fund as of May 31, 2013, and the results of its operations, changes in its net assets and its financial highlights for the period June 29, 2012 through May 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
July 25, 2013

20

APEXcm SMALL/MID CAP GROWTH FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment.  As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses.  The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets.  This figure is known as the expense ratio.  The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (December 1, 2012) and held until the end of the period (May 31, 2013).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period.  The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund.  You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds.  It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged.  In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment.  The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return.  You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.  The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period.  Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	December 1, 2012	May 31, 2013	DuringPeriod*
Based on Actual Fund Return	$1,000.00	$1,165.70	$5.67
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.70	$5.29

*	Expenses are equal to the Fund’s annualized expense ratio of 1.05% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

21

APEXcm SMALL/MID CAP GROWTH FUND
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-575-4800, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-575-4800, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q.  These filings are available upon request by calling 1-888-575-4800.  Furthermore, you may obtain a copy of the filings on the SEC's website at http://www.sec.gov.  The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22

APEXcm SMALL/MID CAP GROWTH FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since February 2012	Trustee/ President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present)	4	None
Independent Trustees:
Robert E. Morrison, Jr. 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since June 2012	Trustee/ Chairman	Executive Vice President of Armed Forces Benefit Association (financial services company) from March 2010 to present; Chief Operating Officer of 5 Star Financial (financial services company) from March 2010 to present; President and Chief Executive Officer of AFBA 5 Star Investment Management Company (registered investment adviser) from October 2006 to January 2012	4	Trustee of AFBA 5 Star Funds from October 2006 to March 2010
John J. Discepoli 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1963	Since June 2012	Trustee	Owner of Discepoli Financial Planning, LLC (personal financial planning company) since November 2004	4	None
John C. Davis 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1952	Since June 2012	Trustee	Consultant (government services) since May 2011; Retired Partner of PricewaterhouseCoopers LLP (1974-2010)	4	None
David M. Deptula 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1958	Since June 2012	Trustee	Vice President of Tax at The Standard Register Company since November 2011; Tax Partner at Deloitte Tax LLP from1984 to 2011	4	None

*
Mr. Dorsey, by reason of his affiliation with the Fund’s administrator and principal underwriter, is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

23

APEXcm SMALL/MID CAP GROWTH FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Nitin N. Kumbhani 8163 Old Yankee Road, Suite E Dayton, Ohio 45458 Year of Birth: 1948	Since June 2012	Principal Executive Officer of APEXcm Small/Mid Cap Growth Fund	President and Chief Investment Officer of Apex Capital Management, Inc. (1987 to present)
Michael Kalbfleisch 8163 Old Yankee Road, Suite E Dayton, Ohio 45458 Year of Birth: 1959	Since June 2012	Vice President of APEXcm Small/Mid Cap Growth Fund	Vice President and Chief Compliance Officer of Apex Capital Management, Inc. (2001 to present)
Julie M. Schmuelling 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1975	Since June 2012	Treasurer	Vice President and Mutual Fund Controller of Ultimus Fund Solutions, LLC (2002 to present)
Frank L. Newbauer 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1954	Since February 2012	Secretary	Assistant Vice President of Ultimus Fund Solutions, LLC (2010 to present); Assistant Vice President of JPMorgan Chase Bank, N.A. (1999 to 2010)
Stephen L. Preston 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1966	Since June 2012	Chief Compliance Officer
Vice President and Chief Compliance Officer of Ultimus Fund Distributors, LLC and Vice President of Ultimus Fund Solutions, LLC since 2011; Senior Consultant at Mainstay Capital Markets Consultants (2010 to 2011); Chief Compliance Officer at INTL Trading, Inc. (2008 to 2010); Chief Compliance Officer at FSC Securities Corporation/Advantage Capital Corporation (2003 to 2008)

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-888-575-4800.

24

Cincinnati Asset Management Funds: Broad Market Strategic Income Fund Annual Report May 31, 2013
Investment Adviser	Administrator
Cincinnati Asset Management, Inc.	Ultimus Fund Solutions, LLC
8845 Governor’s Hill Drive	P.O. Box 46707
Cincinnati, Ohio 45249	Cincinnati, Ohio 45246-0707
www.cambonds.com	1-866-738-1128

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
LETTER TO SHAREHOLDERS	July 3, 2013

Dear Fellow Shareholders,

Our Annual Report for the Cincinnati Asset Management Funds: Broad Market Strategic Income Fund (the “Fund”) presents financial data and performance for the period ended May 31, 2013. The Fund began operations on October 26, 2012, and our first Annual Report covers the first seven months of the Fund’s operations. All of us at Cincinnati Asset Management want to thank you for your investment with us and we appreciate your confidence in our investment management.

The Fund is currently invested primarily in investment grade corporate bonds and high yield corporate bonds that we consider undervalued.  We believe that our proprietary analysis enhances our ability to identify such opportunities and enables us to sell securities when more attractive opportunities present themselves.  These investment decisions are made with the important discipline of maintaining portfolio diversification and with the dual objectives of achieving a high level of income while preserving capital.

Our disciplined investing strategy resulted in our holding 65 positions in the bonds of 60 different corporations at May 31.  At that time, cash balances amounted to approximately 3% of the Fund’s assets, and the Fund continues to be fully invested, in accordance with its objective. Since inception, the Fund had a cumulative return of 0.48%, which compared favorably to its benchmark’s (Barclays BBB Corporate Bond Index) return of  -0.62%. We attribute this outperformance primarily to security selection.

During the past several months, interest rates have been somewhat volatile, with the 10-year Treasury Bond rising to a yield of 2.11% at May 31, up from 1.76% at December 31. (Interest rates continued to increase during June, and the 10-year Treasury reached 2.47% by June 30.)  Bond prices decline as rates increase, and the price of your Fund shares will reflect those changes in interest rates.   Bonds that the Fund owns were yielding, on average, around 2.2% more than Treasury yields at May 31.  Your managers believe that the Fund’s positions will continue to provide excellent value relative to other investment grade rated fixed income alternatives.

During the first half of 2013, gross domestic product (“GDP”) growth averaged approximately 2%.  Most economists believe that the US economy will continue to face headwinds that will result in GDP growing at, or slightly higher than the 2% rate, for the balance of 2013.  The Federal Reserve continues to reinforce its policy of maintaining short-term interest rates close to 0%.  On the other hand, many market analysts believe that, as the economy continues to experience steady, although low, growth, the Federal Reserve will begin to “taper” its purchases of Treasury and Government Agency and other securities to amounts less than the $85 billion per month level at which they have been buying these securities since last year.  We believe that it is the expectation of this tapering that has led to recent increases in interest rates.    Although rates will be impacted by “headline” news and the so-called “risk-off/risk-on” trades that cause short-term volatility, we intend to focus on the relative value of corporate and high yield bonds and maintain our focus on the intermediate term maturity of the portfolio.  It is the

1

underlying credit quality of the companies we purchase that influences our investment decisions, not short-term interest rate fluctuations.

We believe that the companies in our Fund’s portfolio are positioned to withstand economic adversity and to participate in any economic expansion.   For example, our positions in the energy sector acknowledge the fact that fossil fuels will continue to play an important role in a growing economy; the yields at which we purchased and continue to hold these securities have rewarded us for the challenges that this sector may face.  Similarly, our positions in the financials sector represent investments in those companies that we believe have the financial strength and diversity of business to meet the regulatory constraints with which they are dealing and to benefit from the possibility of a more rapid economic recovery.

While we continue to face economic uncertainty in the face of unemployment, government deficits, tax reform, and a host of other issues, we are reminded that there are still opportunities that can reward investors, and we endeavor to identify these opportunities every day.

Thank you again for your confidence in our Fund.  Our fellow investors are very important to us and if you have any questions regarding market conditions or the Fund, please don’t hesitate to call us (513.554.8500).

Sincerely,

Cincinnati Asset Management Funds: Broad Market Strategic Income Fund
Managed by Cincinnati Asset Management, Inc.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.  Performance data current to the most recent month end are available by calling 1-866-738-1128. The 30-day SEC Yield at May 31, 2013 was 3.17% for the Fund.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-866-738-1128 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Cincinnati Asset Management Funds: Broad Market Strategic Income Fund is distributed by Ultimus Fund Distributors, LLC.

2

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

3

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
(Unaudited)

Comparison of the Change in Value of a $10,000 Investment in Cincinnati Asset Management Funds:
Broad Market Strategic Income Fund versus the Barclays BBB Corporate Bond Index

Total Return
(for period ended May 31, 2013)
Since Inception (b)
Cincinnati Asset Management Funds:
Broad Market Strategic Income Fund (a)	0.48%
Barclays BBB Corporate Bond Index	(0.62%)

(a)	The Fund's total return does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	The Fund commenced operations on October 26, 2012.

4

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
PORTFOLIO INFORMATION
May 31, 2013 (Unaudited)

Top 10 Investments

Security Description	% of Net Assets
JPMorgan Chase & Co., 4.500%, due 01/24/22	3.1%
PerkinElmer, Inc., 5.000%, due 11/15/21	3.1%
International Lease Finance Corp., 5.875%, due 08/15/22	3.1%
Ford Motor Credit Co., LLC, 4.250%, due 09/20/22	3.0%
US Airways Class A Pass-Through Certificates, Series 2012-2, 4.625%, due 06/03/25	3.0%
Apache Corp., 3.250%, due 04/15/22	2.9%
Hewlett-Packard Co., 4.375%, due 09/15/21	2.9%
Stanley Black & Decker, Inc., 2.900%, due 11/01/22	2.8%
General Electric Capital Corp., 3.150%, due 09/07/22	2.8%
US Bancorp., 2.950%, due 07/15/22	2.8%

Credit Rating Allocation
S&P Credit Quality	% of Portfolio
AA	5.9%
A	40.2%
BBB	14.9%
BB	21.9%
B	17.1%

5

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
SCHEDULE OF INVESTMENTS
May 31, 2013

CORPORATE BONDS - 95.2%	Maturity	Coupon	Par Value	Value
Consumer Discretionary - 7.2%
Cablevision Systems Corp.	09/15/22	5.875%	$45,000	$44,775
CCO Holdings, LLC	09/30/22	5.250%	43,000	43,215
Lamar Media Corp.	02/01/22	5.875%	40,000	43,400
MGM Resorts International	12/15/21	6.625%	45,000	48,825
Tenneco, Inc.	12/15/20	6.875%	45,000	49,275
Walt Disney Co. (The)	12/01/22	2.350%	150,000	143,863
				373,353
Consumer Staples - 1.8%
Anheuser-Busch InBev SA/NV	01/17/23	2.625%	100,000	96,682

Energy - 14.4%
Apache Corp.	04/15/22	3.250%	150,000	152,427
Arch Coal, Inc.	10/01/20	7.250%	46,000	41,400
Chesapeake Energy Corp.	02/15/21	6.125%	42,000	45,990
Chevron Corp.	12/05/22	2.355%	150,000	144,893
ConocoPhillips Co.	12/15/22	2.400%	150,000	144,463
Denbury Resources, Inc.	07/15/23	4.625%	45,000	43,594
Forest Oil Corp.	06/15/19	7.250%	47,000	47,000
Peabody Energy Corp.	11/01/26	7.875%	44,000	47,300
Range Resources Corp.	08/15/22	5.000%	39,000	39,780
Teekay Corp.	01/15/20	8.500%	40,000	44,500
				751,347
Financials - 22.8%
Bank of America Corp.	01/11/23	3.300%	150,000	145,599
Ford Motor Credit Co., LLC	01/15/20	8.125%	32,000	40,441
Ford Motor Credit Co., LLC	09/20/22	4.250%	150,000	154,465
General Electric Capital Corp.	09/07/22	3.150%	150,000	146,747
International Lease Finance Corp.	01/15/22	8.625%	35,000	43,837
International Lease Finance Corp.	08/15/22	5.875%	150,000	160,162
JPMorgan Chase & Co.	01/24/22	4.500%	150,000	162,897
PNC Financial Services Group, Inc.	11/09/22	2.854%	150,000	145,508
U.S. Bancorp	07/15/22	2.950%	150,000	146,299
Zayo Group, LLC	01/01/20	8.125%	40,000	44,600
				1,190,555
Health Care - 6.6%
Community Health Systems, Inc.	07/15/20	7.125%	41,000	45,049
Davita Healthcare Partners, Inc.	08/15/22	5.750%	43,000	46,010
HCA Holdings, Inc.	02/15/21	6.250%	40,000	42,900
HCA Holdings, Inc.	05/01/23	5.875%	3,000	3,180
HealthSouth Corp.	11/01/24	5.750%	43,000	44,720

6

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS - 95.2% (Continued)	Maturity	Coupon	Par Value	Value
Health Care - 6.6% (Continued)
PerkinElmer, Inc.	11/15/21	5.000%	$150,000	$161,318
				343,177
Industrials - 17.1%
Avis Budget Car Rental, LLC	03/15/20	9.750%	40,000	46,900
B/E Aerospace, Inc.	04/01/22	5.250%	40,000	42,000
General Dynamics Corp.	11/15/22	2.250%	150,000	141,577
Hertz Corp.	10/15/22	6.250%	38,000	41,467
Iron Mountain, Inc.	08/15/24	5.750%	43,000	43,753
R.R. Donnelley & Sons Co.	06/15/20	7.625%	4,000	4,250
R.R. Donnelley & Sons Co.	03/15/21	7.875%	41,000	43,614
Raytheon Co.	12/15/22	2.500%	150,000	143,042
Stanley Black & Decker, Inc.	11/01/22	2.900%	150,000	147,506
United Rentals North America, Inc.	06/15/23	6.125%	40,000	42,100
US Airways Class A Pass-Through Certificates, Series 2012-2	06/03/25	4.625%	150,000	154,125
US Airways Class B Pass-Through Certificates, Series 2012-1	04/01/21	8.000%	39,971	44,968
				895,302
Information Technology - 6.6%
Equinix, Inc.	04/01/23	5.375%	45,000	46,687
Hewlett-Packard Co.	09/15/21	4.375%	150,000	151,445
Intel Corp.	12/15/22	2.700%	150,000	144,661
				342,793
Materials - 4.4%
Ball Corp.	11/15/23	4.000%	6,000	5,760
Huntsman International, LLC	03/15/21	8.625%	36,000	40,410
Praxair, Inc.	08/15/22	2.200%	150,000	142,805
Vulcan Materials Co.	06/15/21	7.500%	36,000	42,660
				231,635
Telecommunication Services - 9.1%
AT&T, Inc.	12/01/22	2.625%	150,000	142,811
Crown Castle International Corp.	01/15/23	5.250%	43,000	43,699
Embarq Corp.	06/01/36	7.995%	40,000	43,457
Frontier Communications Corp.	08/15/31	9.000%	40,000	41,600
Intelsat Jackson Holdings S.A.	04/01/21	7.500%	40,000	44,150
Mediacom, LLC/Mediacom Capital Corp.	02/15/22	7.250%	40,000	43,700
Qwest Corp.	12/01/21	6.750%	100,000	115,082
				474,499

7

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS - 95.2% (Continued)	Maturity	Coupon	Par Value	Value
Utilities - 5.2%
AES Corp. (The)	07/01/21	7.375%	$45,000	$52,875
Amerigas Finance, LLC	05/20/22	7.000%	41,000	44,690
DPL, Inc.	10/15/21	7.250%	37,000	40,145
Ferrellgas, L.P.	05/01/21	6.500%	44,000	46,640
NRG Energy, Inc.	05/15/21	7.875%	37,000	41,440
Suburban Propane Partners, L.P.	03/15/20	7.375%	41,000	44,075
				269,865

Total Investments at Value - 95.2% (Cost $5,027,151)				$4,969,208

Other Assets in Excess of Liabilities - 4.8%				250,622

Net Assets - 100.0%				$5,219,830

See accompanying notes to financial statements.

8

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
May 31, 2013

ASSETS
Investments in securities:
At acquisition cost	$5,027,151
At value (Note 2)	$4,969,208
Cash	162,082
Interest receivable	68,004
Receivable from Adviser (Note 4)	9,081
Other assets	23,960
Total assets	5,232,335

LIABILITIES
Payable to administrator (Note 4)	6,050
Accrued distribution fees (Note 4)	500
Other accrued expenses	5,955
Total liabilities	12,505

NET ASSETS	$5,219,830

NET ASSETS CONSIST OF:
Paid-in capital	$5,249,897
Undistributed net investment income	28,591
Accumulated net realized losses from security transactions	(715)
Net unrealized depreciation on investments	(57,943)
NET ASSETS	$5,219,830

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	524,929

Net asset value, offering price and redemption price per share (Note 2)	$9.94

See accompanying notes to financial statements.

9

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
STATEMENT OF OPERATIONS
For the Period Ended May 31, 2013 (a)

INVESTMENT INCOME
Interest	$104,622

EXPENSES
Investment advisory fees (Note 4)	22,673
Fund accounting fees (Note 4)	14,308
Administration fees (Note 4)	14,000
Legal fees	10,221
Pricing fees	7,120
Compliance fees (Note 4)	7,000
Transfer agent fees (Note 4)	7,000
Trustees' fees and expenses (Note 4)	6,742
Custody and bank service fees	5,068
Distribution fees (Note 4)	4,938
Registration and filing fees	3,692
Postage and supplies	2,861
Insurance expense	2,286
Other expenses	3,739
Total expenses	111,648
Less fee reductions and expense reimbursements by the Adviser (Note 4)	(91,998)
Net expenses	19,650

NET INVESTMENT INCOME	84,972

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
Net realized losses from security transactions	(715)
Net change in unrealized appreciation/depreciation on investments	(57,943)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(58,658)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$26,314

(a)	Represents the period from the commencement of operations (October 26, 2012) through May 31, 2013.

See accompanying notes to financial statements.

10

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
Period
Ended
May 31,
2013 (a)
FROM OPERATIONS
Net investment income	$84,972
Net realized losses from security transactions	(715)
Net change in unrealized appreciation/depreciation on investments	(57,943)
Net increase in net assets from operations	26,314

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(56,381)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	5,243,516
Net asset value of shares issued in reinvestment of
distributions to shareholders	56,381
Payments for shares redeemed	(50,000)
Net increase in net assets from capital share transactions	5,249,897

TOTAL INCREASE IN NET ASSETS	5,219,830

NET ASSETS
Beginning of period	-
End of period	$5,219,830

UNDISTRIBUTED NET INVESTMENT INCOME	$28,591

CAPITAL SHARE ACTIVITY
Shares sold	524,271
Shares reinvested	5,633
Shares redeemed	(4,975)
Net increase in shares outstanding	524,929
Shares outstanding at beginning of period	-
Shares outstanding at end of period	524,929

(a)	Represents the period from the commencement of operations (October 26, 2012) through May 31, 2013.

See accompanying notes to financial statements.

11

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout the Period
	Period
	Ended
	May 31,
	2013 (a)

Net asset value at beginning of period	$10.00

Income (loss) from investment operations:
Net investment income	0.16
Net realized and unrealized losses on investments	(0.11)
Total from investment operations	0.05

Less distributions:
From net investment income	(0.11)

Net asset value at end of period	$9.94

Total return (b)	0.48%	(c)

Net assets at end of period	$5,219,830

Ratios/supplementary data:
Ratio of total expenses to average net assets	3.69%	(e)

Ratio of net expenses to average net assets (d)	0.65%	(e)

Ratio of net investment income to average net assets (d)	2.81%	(e)

Portfolio turnover rate	13%	(c)

(a)	Represents the period from the commencement of operations (October 26, 2012) through May 31, 2013.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered.  The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. Total return would be lower if the Adviser had not waived advisory fees and reimbursed expenses.

(c)	Not annualized.

(d)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 4).

(e)	Annualized.

See accompanying notes to financial statements.

12

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS
May 31, 2013

1.  Organization

Cincinnati Asset Management Funds: Broad Market Strategic Income Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012.  Other series of the Trust are not incorporated in this report.  The Fund commenced operations on October 26, 2012.

The investment objective of the Fund is to achieve a high level of income consistent with a secondary goal of preservation of capital.

2.  Significant Accounting Policies

The following is a summary of the Fund's significant accounting policies.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – The Fund’s fixed income securities are generally valued using prices provided by an independent pricing service approved by the Fund’s Board of Trustees (the “Board”). The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining these prices. The methods used by the independent pricing service and the quality of valuations so established are reviewed by Cincinnati Asset Management, Inc. (the “Adviser”), under the general supervision of the Board.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board.  Short-term debt securities having remaining maturities of sixty days or less are stated at amortized cost, which approximates market value.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurement.

Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

•     Level 1 – quoted prices in active markets for identical securities
•     Level 2 – other significant observable inputs
•     Level 3 – significant unobservable inputs

Corporate bonds are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors. The inputs or

13

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.  The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2013:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$-	$4,969,208	$-	$4,969,208

Refer to the Fund’s Schedule of Investments for a listing of the securities valued by industry type. As of May 31, 2013, the Fund did not have any transfers in and out of any Level.  In addition, the Fund did not have derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of May 31, 2013.  It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation – The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding.  The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income – Interest income is accrued as earned.  Discounts and premiums on fixed income securities purchased are accreted or amortized using the effective interest method.  Dividend income is recorded on the ex-dividend date.

Security transactions – Security transactions are accounted for on the trade date.  Gains and losses on securities sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and other series of the Trust based on the relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – Dividends from net investment income are declared and paid quarterly to shareholders. Net realized capital gains, if any, are distributed at least once each year.  The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.  Dividends and distributions to shareholders are recorded on the ex-dividend date.  The tax character of distributions paid during the period ended May 31, 2013 was ordinary income.

14

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

Federal income tax – It is the Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.  As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed.  Accordingly, no provision for income taxes is required.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of May 31, 2013:

Tax cost of portfolio investments	$5,027,151
Gross unrealized appreciation	$49,411
Gross unrealized depreciation	(107,354)
Net unrealized depreciation on investments	(57,943)
Undistributed ordinary income	28,591
Capital loss carryforward	(715)
Accumulated deficit	$(30,067)

As of May 31, 2013, the Fund had a short-term capital loss carryforward of $715. This capital loss carryforward, which does not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the Fund’s tax positions for the current tax year (period ended May 31, 2013) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3.  Investment Transactions

During the period ended May 31, 2013, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $5,659,882 and $620,282, respectively.

15

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

4.  Transactions with Related Parties

Certain Trustees and officers of the Trust are directors and officers of the Adviser or of Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, and Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

INVESTMENT ADVISORY AGREEMENT
The Fund’s investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.75% of its average daily net assets.

The Adviser has contractually agreed, until October 1, 2015, to reduce its advisory fees and to reimburse the Fund’s operating expenses to the extent necessary so that the Fund’s annual ordinary operating expenses (excluding brokerage costs, taxes, interest, costs to organize the Fund, acquired fund fees and expenses and extraordinary expenses) do not exceed an amount equal to 0.65% of its average daily net assets.  During the period ended May 31, 2013, the Adviser did not collect any of its advisory fees and, in addition, reimbursed other operating expenses totaling $69,325.

Advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause the Fund’s ordinary operating expenses to exceed the expense limitation in effect at the time the repayment occurs.  As of May 31, 2013, the Adviser may in the future recover advisory fee reductions and expense reimbursements totaling $91,998.  The Adviser may recover this amount no later than May 31, 2016.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement with the Trust, Ultimus provides internal regulatory compliance services and executive and administrative services for the Fund.  Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission (the “SEC”) and state securities commissions and materials for meetings of the Board.  For these services, the Fund pays to Ultimus, on a monthly basis, a fee equal to 0.10% per annum of the Fund’s average daily net assets up to $250 million, 0.075% of such assets from $250 million to $500 million and 0.05% of such assets in excess of $500 million, provided, however, that the minimum fee is $2,500 per month. The monthly minimum is discounted to $2,000 during the first year of the Fund’s operations and is discounted to $2,250 during the second year of the Fund’s operations.

FUND ACCOUNTING AGREEMENT
Under the terms of a Fund Accounting Agreement with the Trust, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund.  For these services, the Fund pays to Ultimus a base fee of $2,000 per month, plus an asset-based fee at the annual rate of 0.01% of the Fund’s average daily net assets up to $500 million and 0.005% of such assets in excess of $500 million.  The base fee is increased to $2,250 per month during the second year of the Fund’s operations

16

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

and is increased to $2,500 per month after the second year of the Fund’s operations. In addition, the Fund pays all costs of external pricing services.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement with the Trust, Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.  For these services, Ultimus receives from the Fund $20 annually for each direct account and $15 annually for certain accounts established through financial intermediaries, subject to a monthly minimum fee.  The minimum monthly fee is $1,500 if the Fund has 100 or more shareholder accounts; $1,250 if the Fund has between 25 and 100 shareholder accounts; and $1,000 if the Fund has less than 25 shareholder accounts.  In addition, the Fund pays out-of-pocket expenses, including, but not limited to, postage and supplies.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement with the Trust, Ultimus provides an individual to serve as the Trust’s Chief Compliance Officer and to administer the Trust’s compliance policies and procedures.  For these services, the Fund pays Ultimus a base fee of $12,000 per annum, plus an asset-based fee computed at an annual rate of 0.01% of average daily net assets in excess of $100 million.  In addition, the Fund reimburses Ultimus for reasonable out-of-pocket expenses, if any, incurred in connection with these services.

DISTRIBUTION PLAN
The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Rule 12b-1 Plan”), pursuant to which the Fund may incur certain costs for distribution and/or shareholder servicing expenses not to exceed 0.25% per annum of the Fund’s average daily net assets.  During the period ended May 31, 2013, the Fund incurred $4,938 in distribution and service fees under the Rule 12b-1 Plan.

DISTRIBUTION AGREEMENT
Under the terms of a Distribution Agreement with the Trust, the Distributor serves as principal underwriter to the Fund.  The Distributor is a wholly-owned subsidiary of Ultimus.  The Distributor receives annual compensation of $6,000 for such services from the Fund.

TRUSTEE COMPENSATION
Each Trustee who is not an interested person of the Trust receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement of travel and other expenses incurred in attending the meetings.

PRINCIPAL HOLDER OF FUND SHARES
As of May 31, 2013, Mary S. Sloneker owned of record 60% of the outstanding shares of the Fund.

17

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

5.  Contingencies and Commitments

The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund.  Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

6.  Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Cincinnati Asset Management Funds: Broad Market Strategic Income Fund and the Board of Trustees of Ultimus Managers Trust

We have audited the accompanying statement of assets and liabilities of Cincinnati Asset Management Funds: Broad Market Strategic Income Fund (the “Fund”), a series of shares of beneficial interest of Ultimus Managers Trust, including the schedule of investments, as of May 31, 2013, and the related statements of operations and changes in net assets and financial highlights for the period October 26, 2012 (commencement of operations) through May 31, 2013.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2013 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cincinnati Asset Management Funds: Broad Market Strategic Income Fund as of May 31, 2013, and the results of its operations, changes in its net assets and its financial highlights for the period October 26, 2012 through May 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
July 25, 2013

19

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment.  As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees and other operating expenses.  The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets.  This figure is known as the expense ratio.  The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (December 1, 2012) and held until the end of the period (May 31, 2013).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period.  The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund.  You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds.  It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged.  In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment.  The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return.  You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.  The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period.  Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,002.80	$3.25
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.69	$3.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.65% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

20

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEIC INCOME FUND
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1128, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1128, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q.  These filings are available upon request by calling 1-866-738-1128.  Furthermore, you may obtain a copy of the filings on the SEC's website at http://www.sec.gov.  The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

21

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since February 2012	Trustee/ President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present)	4	None
Independent Trustees:
Robert E. Morrison, Jr. 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since June 2012	Trustee/ Chairman	Executive Vice President of Armed Forces Benefit Association (financial services company) from March 2010 to present; Chief Operating Officer of 5 Star Financial (financial services company) from March 2010 to present; President and Chief Executive Officer of AFBA 5 Star Investment Management Company (registered investment adviser) from October 2006 to January 2012	4	Trustee of AFBA 5 Star Funds from October 2006 to March 2010
John J. Discepoli 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1963	Since June 2012	Trustee	Owner of Discepoli Financial Planning, LLC (personal financial planning company) since November 2004	4	None
John C. Davis 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1952	Since June 2012	Trustee	Consultant (government services) since May 2011; Retired Partner of PricewaterhouseCoopers LLP (1974-2010)	4	None
David M. Deptula 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1958	Since June 2012	Trustee	Vice President of Tax at The Standard Register Company since November 2011; Tax Partner at Deloitte Tax LLP from1984 to 2011	4	None

*
Mr. Dorsey, by reason of his affiliation with the Fund’s administrator and principal underwriter, is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

22

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
William S. Sloneker 8845 Governor’s Hill Drive, Cincinnati, Ohio 45249 Year of Birth: 1953	Since June 2012	Principal Executive Officer of Cincinnati Asset Management Funds: Broad Market Strategic Income Fund	Chairman, Chief Executive Officer and Portfolio Manager of Cincinnati Asset Management, Inc. (1989 to present)
Julie M. Schmuelling 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1975	Since June 2012	Treasurer	Vice President and Mutual Fund Controller of Ultimus Fund Solutions, LLC (2002 to present)
Frank L. Newbauer 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1954	Since February 2012	Secretary	Assistant Vice President of Ultimus Fund Solutions, LLC (2010 to present); Assistant Vice President of JPMorgan Chase Bank, N.A. (1999 to 2010)
Stephen L. Preston 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1966	Since June 2012	Chief Compliance Officer
Vice President and Chief Compliance Officer of Ultimus Fund Distributors, LLC and Vice President of Ultimus Fund Solutions, LLC since 2011; Senior Consultant at Mainstay Capital Markets Consultants (2010 to 2011); Chief Compliance Officer at INTL Trading, Inc. (2008 to 2010); Chief Compliance Officer at FSC Securities Corporation/Advantage Capital Corporation (2003 to 2008)

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-866-738-1128.

23

Annual Report May 31, 2013
Investment Adviser	Administrator
Veripax Financial Management, LLC	Ultimus Fund Solutions, LLC
101 Parkshore Drive, Suite 100	P.O. Box 46707
Folsom, California 95630	Cincinnati, Ohio 45246-0707
www.veripax.net	1-888-229-9448

VFM STEADFAST FUND LETTER TO SHAREHOLDERS	June 23, 2013

Dear Fellow Shareholders:

The first several months of the VFM Steadfast Fund’s (the “Fund”) existence have been challenging.  The Fund’s total return since inception, (September 14, 2012) through May 31, 2013 of -4.50% (not annualized), did not compare favorably to the return of the Citigroup 3-Month U.S. Treasury Bill Index (the Fund’s benchmark) for the same period of 0.06% (not annualized). To many people this may seem odd, since S&P 500 stock prices seem to have done nothing but go up in the first half of the year.  Although this is largely true (excluding Utilities, Materials, and several Consumer Staples names), the first several months also saw a historic drop in market Implied Volatility, which is measured by the premium investors are willing to pay for options.  Implied Volatility is traditionally viewed as an indication of how much investors are willing to pay in order to protect their portfolios (similar to insurance).  With the Federal Reserve providing a constant stream of stimulus in the way of bond purchases (Quantitative Easing, or QE), investors saw less need to protect against loss and overall market volatility dropped to 17-year lows. In a recent conversation I had with another fund manager, he mentioned that this is the toughest investing environment he’s ever seen in his 30 years of managing funds.  Again, that may seem a little odd given the first-half behavior of stock prices, but for investors and managers attempting to manage risk, the uncertainties caused by Federal Reserve monetary policy has made the investing environment very challenging.

The “Fiscal Cliff”, debt ceiling limits, Congressional budget fights, and sequestration didn’t result in any significant volatility increase.  Because the Fund is sensitive to volatility, the market conditions were not ideal for getting the Fund off to a fast start. In May and June, the anticipation and ultimately the announcement by the Federal Reserve that QE may slow down if the economy shows sustained improvement caused a rapid drop in Treasury prices, to which the Fund also has exposure.  It is our feeling that the market reaction to QE, as well as the not-so-profound idea that QE may someday end, are non-repeatable events that will not continue to challenge the market in the future.  Nevertheless, there are things we can learn from these events and the market conditions they created.

FUND STRATEGY IMPLEMENTATION

The core strategy of the Fund continues to be to seek to profit from stock movement and associated volatility using direction-neutral positions (or, more technically, delta-neutral positions).  As we have implemented these positions, the specific technique has been refined in order to adapt to today’s market conditions.  For example, High Frequency Trading (HFT), which is often (if not always) done by automated trading programs, can cause a stock price to move very quickly.  To adapt to this challenge, we have improved the response time of the Fund’s positions by shortening the duration of the option positions and concentrated them around earnings announcements.  This is just an example of the adjustments we have made in the strategic implementation of the Fund as it has matured.

ADAPTING TO CHANGING MARKET CONDITIONS

The core strategy seeks to exploit rising stock volatility; however, for the first several months of the year the market experienced a dramatic fall in volatility and a steady rise in stock prices. This is not an environment in which delta-neutral strategies perform their best, so a small directional component was added to allow the Fund to profit in the event the market continues experiencing low-volatility conditions with rising prices.  Although this has been effective in counter-balancing the effect of falling volatility, it was also added at a time that some sectors were already beginning to pull back.  In the event the market continues to experience a steady rise in prices, this strategic component is intended to help keep the Fund moving in a positive direction and counteract the effect of falling volatility.

Another adaptation was implementing a strategy for cash management.  Because the Fund tends to use a significant number of options and options do not use much capital, the Fund must deal with a fairly large cash position.  In a zero- or near zero-interest rate environment, this becomes a drag on performance.  To utilize this cash, the Fund took a position in Treasuries and bond-oriented Exchange-Traded Funds.  Unfortunately from a timing perspective, the acquisition of a fixed-income component was quickly followed by the Fed’s announcement that they are beginning to entertain thoughts about slowing down bond purchases, which caused a subsequent drop in Treasuries, bonds, and most dividend-oriented investments.  Although we believe the negative reaction in the bond market to the Fed’s comments is overdone, it nevertheless created a problem for the Fund from a performance standpoint.

CURRENT STATE OF THE FUND

Although the timing of various strategic implementations to the Fund turned out to negatively impact the Fund’s performance in the short-term, we believe the long-term impact will be positive.  By orienting direction-neutral straddle positions around company earnings, the Fund is less vulnerable to drops in overall market volatility and more exposed to the regular rise in volatility as individual companies approach their earnings announcements.  We also believe that the gradual slow-down of Fed intervention in the markets will allow a return to normal volatility cycles.  In other words, the mispricing of risk that has crept into the market due to the belief that the Fed will always do something to keep the markets moving higher will eventually end and the pricing of risk (as reflected in the price of stock options) will begin to make a little more sense.

Many investors are quick to assume that whatever has happened in the very recent past will continue for the foreseeable future.  The recent past has seen an unprecedented mix of rising stock prices and low volatility, caused (in our opinion) by an unprecedented involvement by the

Fed in the stock and bond markets.  As this involvement tapers down and eventually ends, the market conditions that have been in place so far this year are also likely to change.

FUND HOLDINGS

The majority of the Fund’s holdings will tend to follow the quarterly cycle of earnings announcements.  As of this writing, the Fund is beginning to ramp up straddle positions for the earnings cycle that begins in July.  Although the Fund has a small directional component that can be long or short (or both), we are carefully watching the market for indications of what the impact of reduced Fed stimulus will have.  Now that all components of the Fund are in place, we are hopeful that the next 6 months will present fewer performance challenges than we have seen so far this year.

Sincerely,

Jerry Verseput

President of Veripax Financial Management, LLC

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.  Performance data current to the most recent month end are available by calling 1-888-229-9448.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at www.vfmsteadfastfund.com or call 1-888-229-9448 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The VFM Steadfast Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

VFM STEADFAST FUND
(Unaudited)

Comparison of the Change in Value of a $10,000 Investment in VFM Steadfast Fund
 versus the Citigroup 3-Month U.S. Treasury Bill Index

Total Return (for period ended May 31, 2013)
Since Inception(b)
VFM Steadfast Fund(a)	(4.50%)
Citigroup 3-Month U.S. Treasury Bill Index	0.06%

(a)	The Fund's total return does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

(b)	The Fund commenced operations on September 14, 2012.

VFM STEADFAST FUND
PORTFOLIO INFORMATION
May 31, 2013 (Unaudited)

Portfolio Allocation (% of Net Assets)

VFM STEADFAST FUND
SCHEDULE OF INVESTMENTS
May 31, 2013

COMMON STOCKS - 25.4%	Shares	Value
Consumer Discretionary - 1.0%
Auto Components - 0.3%
American Axle & Manufacturing Holdings, Inc. (a)	2,600	$46,254

Household Durables - 0.0% (b)
KB Home	21	465

Specialty Retail - 0.7%
Conn's, Inc. (a) (c)	1,800	88,614

Consumer Staples - 0.9%
Tobacco - 0.9%
Philip Morris International, Inc. (c)	1,300	118,183

Energy - 2.8%
Energy Equipment & Services - 0.3%
Exterran Holdings, Inc. (a)	1,500	43,380

Oil, Gas & Consumable Fuels - 2.5%
Abraxas Petroleum Corporation (a)	4,000	9,320
Peabody Energy Corporation	15,500	304,885
Tesoro Logistics, L.P. (c)	600	37,224
		351,429
Financials - 5.5%
Capital Markets - 2.0%
Ares Capital Corporation	7,200	123,552
Piper Jaffray Companies, Inc. (a)	1,200	42,852
Prospect Capital Corporation	6,500	67,535
Solar Capital Ltd.	1,700	39,100
		273,039
Diversified Financial Services - 0.4%
Moody's Corporation	900	59,796

Insurance - 0.4%
Chubb Corporation (The)	700	60,970

Real Estate Investment Trusts (REIT) - 2.7%
American Capital Agency Corporation (c)	2,700	69,660
Annaly Capital Management, Inc.	500	6,790
Gladstone Commercial Corporation	4,500	87,930

VFM STEADFAST FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 25.4% (Continued)	Shares	Value
Financials - 5.5% (Continued)
Real Estate Investment Trusts (REIT) - 2.7% (Continued)
Government Properties Income Trust	2,700	$65,637
JAVELIN Mortgage Investment Corporation	4,900	75,411
Potlatch Corporation	200	9,086
STAG Industrial, Inc.	2,900	63,800
		378,314
Health Care - 1.1%
Biotechnology - 0.3%
Alexion Pharmaceuticals, Inc. (a)	400	39,016

Health Care Equipment & Supplies - 0.2%
Sunshine Heart, Inc. (a)	4,300	24,768

Life Sciences Tools & Services - 0.6%
Genetic Technologies Ltd. - ADR (a)	3,100	9,021
Illumina, Inc. (a)	1,100	77,352
		86,373
Industrials - 1.8%
Electrical Equipment - 0.2%
Real Goods Solar, Inc. - Class A (a)	3,300	8,910
SolarCity Corporation (a) (c)	500	22,625
		31,535
Machinery - 1.6%
Caterpillar, Inc. (c)	2,000	171,600
Deere & Company	500	43,555
		215,155
Information Technology - 10.1%
Computers & Peripherals - 9.5%
3D Systems Corporation (a)	400	19,408
Apple, Inc.	2,900	1,304,072
		1,323,480
Semiconductors & Semiconductor Equipment - 0.2%
Broadcom Corporation - Class A	1,000	35,910

Software - 0.4%
Fleetmatics Group PLC (a)	1,700	50,575

Materials - 1.6%
Metals & Mining - 1.2%
Barrick Gold Corporation	2,000	42,240

VFM STEADFAST FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 25.4% (Continued)	Shares	Value
Materials - 1.6% (Continued)
Metals & Mining - 1.2% (Continued)
Newmont Mining Corporation	2,200	$75,416
Stillwater Mining Company (a)	1,100	13,189
Teck Resources Ltd. - Class B	1,500	40,035
		170,880
Paper & Forest Products - 0.4%
KapStone Paper and Packaging Corporation	2,000	58,020

Telecommunication Services - 0.3%
Diversified Telecommunication Services - 0.3%
Verizon Communications, Inc. (c)	1,000	48,480

Utilities - 0.3%
Electric Utilities - 0.3%
CPFL Energia S.A. - ADR	1,800	38,322

Total Common Stocks (Cost $3,679,009)		$3,542,958

PREFERRED STOCKS - 1.5%	Shares	Value
Citigroup Capital XVI - Series W	3,300	$83,853
General Motors Company - Series B	900	43,929
Royal Bank of Scotland Group PLC - Series T	3,200	80,064
Total Preferred Stocks (Cost $203,951)		$207,846

EXCHANGE-TRADED FUNDS - 6.5%	Shares	Value
Energy Select Sector SPDR Fund (The)	1,500	$120,795
Industrial Select Sector SPDR Fund (The)	1,300	56,537
iShares iBoxx $ High Yield Corporate Bond Fund	1,800	167,256
SPDR S&P 500 ETF Trust (c)	3,000	489,720
Vanguard REIT ETF	900	63,675
Total Exchange-Traded Funds (Cost $856,349)		$897,983

VFM STEADFAST FUND
SCHEDULE OF INVESTMENTS (Continued)

PURCHASED OPTION CONTRACTS - 11.6%	Expiration Date	Strike Price	Contracts	Value
Call Option Contracts - 4.9%
Adobe Systems, Inc.	06/22/13	$43.00	115	$14,547
ANN, Inc.	06/22/13	31.00	114	15,960
Ascena Retail Group, Inc.	06/22/13	20.00	237	23,700
Barnes & Noble, Inc.	06/22/13	22.00	46	7,820
Bio-Reference Labs, Inc.	06/22/13	30.00	82	17,425
Ciena Corporation	06/22/13	16.00	235	32,077
Ciena Corporation	06/22/13	17.00	31	2,588
Comcast Corporation - Class A	06/22/13	40.00	30	2,535
CurrencyShares Australian Dollar Trust	06/22/13	100.00	20	200
Discover Financial Services	06/22/13	48.00	67	6,030
Discover Financial Services	07/20/13	48.00	21	3,150
Facebook, Inc. - Class A	06/22/13	18.00	25	15,937
Facebook, Inc. - Class A	06/22/13	21.00	75	25,687
Facebook, Inc. - Class A	06/22/13	22.00	29	7,264
Facebook, Inc. - Class A	06/22/13	24.00	158	15,563
Facebook, Inc. - Class A	06/22/13	25.00	131	6,746
Facebook, Inc. - Class A	01/17/15	45.00	115	9,430
FactSet Research Systems, Inc.	06/22/13	100.00	21	4,777
Five Below, Inc.	06/22/13	35.00	5	1,850
Five Below, Inc.	06/22/13	40.00	110	12,375
Francesca's Holdings Corporation	06/22/13	27.50	25	6,688
Francesca's Holdings Corporation	06/22/13	30.00	176	24,200
H&R Block, Inc.	06/22/13	29.00	128	16,640
H&R Block, Inc.	06/22/13	30.00	30	2,400
iShares Silver Trust	01/18/14	38.00	274	2,740
La-Z-Boy, Inc.	07/20/13	17.50	21	3,728
lululemon athletica, Inc.	06/22/13	77.50	10	3,725
lululemon athletica, Inc.	06/22/13	80.00	92	24,012
Men's Wearhouse, Inc. (The)	06/22/13	34.00	35	10,850
Men's Wearhouse, Inc. (The)	06/22/13	35.00	14	3,500
Men's Wearhouse, Inc. (The)	06/22/13	36.00	65	12,513
Oracle Corporation	07/20/13	34.00	114	12,768
Oracle Corporation	07/20/13	35.00	18	1,251
PVH Corporation	06/22/13	115.00	48	18,480
Red Hat, Inc.	06/22/13	48.00	35	7,175
Red Hat, Inc.	06/22/13	49.00	115	18,688
SHFL entertainment, Inc.	06/22/13	16.00	5	763
SHFL entertainment, Inc.	06/22/13	17.00	10	850
Smithfield Foods, Inc.	06/22/13	25.00	18	14,400

VFM STEADFAST FUND
SCHEDULE OF INVESTMENTS (Continued)

PURCHASED OPTION CONTRACTS - 11.6% (Continued)	Expiration Date	Strike Price	Contracts	Value
Call Option Contracts - 4.9% (Continued)
Smithfield Foods, Inc.	06/22/13	$26.00	131	$91,700
Smithfield Foods, Inc.	06/22/13	27.00	10	6,000
Smithfield Foods, Inc.	06/22/13	33.00	30	900
Sohu.com, Inc.	07/20/13	65.00	56	20,720
SPDR Gold Trust	01/18/14	190.00	30	690
SPDR Gold Trust	01/17/15	154.00	60	37,500
Tesla Motors, Inc.	01/17/15	100.00	25	67,000
Titan Machinery, Inc.	06/22/13	20.00	1	123
Ulta Salon, Cosmetics & Fragrance, Inc.	06/22/13	90.00	27	11,880
Ulta Salon, Cosmetics & Fragrance, Inc.	06/22/13	95.00	39	9,068
Vera Bradley, Inc.	06/22/13	22.50	24	4,500
Vera Bradley, Inc.	06/22/13	25.00	62	4,805
VeriFone Holdings, Inc.	06/22/13	22.00	41	8,610
VeriFone Holdings, Inc.	06/22/13	23.00	95	14,488
				689,016
Put Option Contracts - 6.7%
Adobe Systems, Inc.	06/22/13	42.00	133	12,036
ANN, Inc.	06/22/13	30.00	25	3,062
ANN, Inc.	06/22/13	31.00	70	11,900
Apple, Inc.	06/22/13	585.00	29	392,370
Ascena Retail Group, Inc.	06/22/13	20.00	187	12,155
Barnes & Noble, Inc.	06/22/13	22.00	36	4,500
Bio-Reference Labs, Inc.	06/22/13	30.00	117	14,332
Caterpillar, Inc.	08/17/13	90.00	10	6,300
Ciena Corporation	06/22/13	16.00	224	13,552
Ciena Corporation	06/22/13	17.00	158	17,143
Discover Financial Services	06/22/13	47.00	27	2,632
Discover Financial Services	07/20/13	48.00	45	9,225
FactSet Research Systems, Inc.	06/22/13	100.00	15	6,300
Five Below, Inc.	06/22/13	35.00	102	6,630
Five Below, Inc.	06/22/13	40.00	15	4,387
Francesca's Holdings Corporation	06/22/13	30.00	141	41,948
H&R Block, Inc.	06/22/13	29.00	56	6,720
H&R Block, Inc.	06/22/13	30.00	80	13,600
La-Z-Boy, Inc.	07/20/13	20.00	24	4,860
lululemon athletica, Inc.	06/22/13	77.50	5	1,725
lululemon athletica, Inc.	06/22/13	80.00	70	33,775
Men's Wearhouse, Inc. (The)	06/22/13	34.00	40	4,100
Men's Wearhouse, Inc. (The)	06/22/13	35.00	59	8,408

VFM STEADFAST FUND
SCHEDULE OF INVESTMENTS (Continued)

PURCHASED OPTION CONTRACTS - 11.6% (Continued)	Expiration Date	Strike Price	Contracts	Value
Put Option Contracts - 6.7% (Continued)
Men's Wearhouse, Inc. (The)	06/22/13	$36.00	30	$5,625
Oracle Corporation	07/20/13	34.00	42	5,649
Oracle Corporation	07/20/13	35.00	65	12,480
Peabody Energy Corporation	06/22/13	29.00	155	144,150
PVH Corporation	06/22/13	120.00	36	23,580
Red Hat, Inc.	06/22/13	48.00	30	5,400
Red Hat, Inc.	06/22/13	49.00	76	17,860
SHFL Entertainment, Inc.	06/22/13	17.00	10	575
Smithfield Foods, Inc.	06/22/13	26.00	61	153
Smithfield Foods, Inc.	06/22/13	27.00	55	138
SPDR Gold Trust	01/18/14	150.00	10	18,375
SPDR S&P 500 ETF Trust	06/22/13	167.00	7	3,420
Ulta Salon, Cosmetics & Fragrance, Inc.	06/22/13	90.00	5	1,775
Ulta Salon, Cosmetics & Fragrance, Inc.	06/22/13	95.00	36	23,220
Vera Bradley, Inc.	06/22/13	25.00	43	10,320
VeriFone Holdings, Inc.	06/22/13	23.00	66	8,250
VeriFone Holdings, Inc.	06/22/13	24.00	95	16,863
				929,493

Total Purchased Option Contracts (Cost $1,515,971)				$1,618,509

U.S. TREASURY OBLIGATIONS - 14.1%	Maturity	Coupon	Par Value	Value
U.S. Treasury Bills (d) (e)	10/17/13	0.040%	$1,000,000	$999,783
U.S. Treasury Notes	05/15/23	1.750%	1,000,000	963,594
Total U.S. Treasury Obligations (Cost $1,967,615)				$1,963,377

VFM STEADFAST FUND
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS - 44.4%	Shares	Value
Invesco Liquid Assets Portfolio (The) - Institutional Shares, 0.10% (f) (Cost $6,191,047)	6,191,047	$6,191,047

Total Investments at Value - 103.5% (Cost $14,413,942)		$14,421,720

Securities Sold Short and Written Options - (13.2%)		(1,837,519)

Other Assets in Excess of Liabilities - 9.7%		1,350,441

Net Assets - 100.0%		$13,934,642

ADR	- American Depositary Receipt.

(a)	Non-income producing security.
(b)	Percentage rounds to less than 0.1%.
(c)	Security covers a written call option.
(d)	Rate shown is the annualized yield at time of purchase, not a coupon rate.
(e)	Security is held as collateral for short sales.
(f)	The rate shown is the 7-day effective yield as of May 31, 2013.

See accompanying notes to financial statements.

VFM STEADFAST FUND
SCHEDULE OF SECURITIES SOLD SHORT
May 31, 2013

COMMON STOCKS - 12.2%	Shares	Value
Consumer Staples - 4.0%
Food Products - 4.0%
Smithfield Foods, Inc.	17,100	$563,274

Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Goodrich Petroleum Corporation	2,000	25,120

Industrials - 0.4%
Airlines - 0.4%
Alaska Air Group, Inc.	1,000	56,820

Information Technology - 7.6%
Internet Software & Services - 7.6%
Facebook, Inc. - Class A	43,500	1,059,225

Total Securities Sold Short - 12.2% (Proceeds $1,916,352)		$1,704,439

See accompanying notes to financial statements.

VFM STEADFAST FUND
SCHEDULE OF OPEN WRITTEN OPTION CONTRACTS
May 31, 2013

WRITTEN OPTION CONTRACTS	Expiration Date	Strike Price	Contracts	Value of Options	Premiums Received
Call Option Contracts
American Capital Agency Corporation	06/22/13	$28.00	10	$210	$848
American Capital Agency Corporation	06/22/13	29.00	9	103	646
American Capital Agency Corporation	06/22/13	30.00	6	48	220
Conn's, Inc.	06/22/13	50.00	10	2,200	1,595
CurrencyShares Australian Dollar Trust	06/22/13	98.00	20	700	1,995
iShares Silver Trust	06/07/13	22.00	20	330	887
iShares Silver Trust	06/07/13	22.50	5	32	150
iShares Silver Trust	01/18/14	34.00	20	280	3,658
Philip Morris International, Inc.	06/22/13	90.00	5	1,037	1,258
Smithfield Foods, Inc.	06/22/13	28.00	5	2,500	2,298
Sohu.com, Inc.	07/20/13	70.00	41	7,995	14,042
SolarCity Corporation	06/22/13	50.00	5	1,275	2,748
SPDR Gold Trust	01/18/14	150.00	10	2,390	9,940
SPDR Gold Trust	01/17/15	190.00	82	15,047	83,996
Tesla Motors, Inc.	01/17/15	120.00	15	32,475	38,182
Tesla Motors, Inc.	01/17/15	125.00	3	6,120	7,139
Tesoro Logistics, L.P.	06/22/13	65.00	5	388	1,898
Tesoro Logistics, L.P.	06/22/13	70.00	5	113	573
Titan Machinery, Inc.	06/22/13	22.50	29	870	848
VeriFone Holdings, Inc.	06/22/13	24.00	5	537	573
				74,650	173,494

VFM STEADFAST FUND
SCHEDULE OF OPEN WRITTEN OPTION CONTRACTS (Continued)

WRITTEN OPTION CONTRACTS (Continued)	Expiration Date	Strike Price	Contracts	Value of Options	Premiums Received
Put Option Contracts
Annaly Capital Management, Inc.	06/22/13	$14.00	20	$1,140	$750
Facebook, Inc. - Class A	06/22/13	24.00	170	10,795	9,898
Facebook, Inc. - Class A	06/22/13	25.00	115	13,397	11,457
iShares Barclays 20+ Year Treasury Bond ETF	06/22/13	114.00	5	828	483
iShares Barclays 20+ Year Treasury Bond ETF	06/22/13	115.00	10	2,175	1,249
iShares Barclays 20+ Year Treasury Bond ETF	06/22/13	116.00	14	3,920	1,395
iShares iBoxx $ High Yield Corporate Bond Fund	06/22/13	94.00	10	1,950	545
iShares Silver Trust	06/07/13	22.00	10	720	415
iShares Silver Trust	06/07/13	22.50	30	3,375	1,635
Solar Capital Ltd.	06/22/13	25.00	10	2,475	1,545
SolarCity Corporation	06/22/13	40.00	5	1,500	1,273
SolarCity Corporation	06/22/13	45.00	5	2,650	2,198
Stillwater Mining Company	06/22/13	13.00	25	2,875	1,764
Teck Resources Ltd. - Class B	06/22/13	26.00	5	382	333
Teck Resources Ltd. - Class B	06/22/13	27.00	5	653	539
Tesoro Logistics, L.P.	06/22/13	65.00	5	1,725	1,123
Titan Machinery, Inc.	06/22/13	20.00	76	5,320	7,031
Vanguard REIT ETF	06/22/13	73.00	10	2,550	749
				58,430	44,382

Total Written Option Contracts				$133,080	$217,876

See accompanying notes to financial statements.

VFM STEADFAST FUND
STATEMENT OF ASSETS AND LIABILITIES
May 31, 2013

ASSETS
Investments in securities:
At acquisition cost	$14,413,942
At value (Note 2)	$14,421,720
Cash	36
Deposits with broker for securities sold short (Note 2)	1,231,774
Dividends receivable	5,275
Receivable for investment securities sold	809,435
Other assets	1,939
Total assets	16,470,179

LIABILITIES
Securities sold short, at value (Note 2) (proceeds $1,916,352)	1,704,439
Written options, at value (Notes 2 and 5) (premiums received $217,876)	133,080
Payable for investment securities purchased	676,604
Dividends payable on securities sold short (Note 2)	250
Payable to Adviser (Note 4)	6,052
Payable to administrator (Note 4)	6,620
Accrued brokerage expense on securities sold short (Note 2)	763
Other accrued expenses	7,729
Total liabilities	2,535,537

NET ASSETS	$13,934,642

NET ASSETS CONSIST OF:
Paid-in capital	$14,644,246
Accumulated net investment loss	(67,086)
Accumulated net realized losses from security transactions and option contracts	(947,005)
Net unrealized appreciation/depreciation on:
Investments	7,778
Securities sold short	211,913
Written option contracts	84,796

NET ASSETS	$13,934,642

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,458,593

Net asset value, offering price and redemption price per share (a)	$9.55

(a)	Redemption price may differ from the net asset value per share depending upon the length of time the shares are held (Note 2).

See accompanying notes to financial statements.

VFM STEADFAST FUND
STATEMENT OF OPERATIONS
For the Period Ended May 31, 2013 (a)

INVESTMENT INCOME
Dividend	$50,874
Foreign tax withholding	(42)
Interest	661
Total investment income	51,493

EXPENSES
Investment advisory fees (Note 4)	88,214
Fund accounting fees (Note 4)	17,888
Administration fees (Note 4)	17,000
Transfer agent fees (Note 4)	12,250
Legal fees	12,206
Brokerage expense on securities sold short (Note 2)	10,568
Compliance fees (Note 4)	8,500
Custody and bank service fees	7,416
Trustees' fees and expenses (Note 4)	6,742
Registration and filing fees	5,749
Postage and supplies	3,223
Insurance expense	2,571
Dividend expense on securities sold short (Note 2)	1,531
Other expenses	8,113
Total expenses	201,971
Less fee reductions and expense reimbursements by the Adviser (Note 4)	(44,319)
Net expenses	157,652

NET INVESTMENT LOSS	(106,159)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS,
SECURITIES SOLD SHORT AND OPTION CONTRACTS (Note 5)
Net realized gains (losses) from:
Investments	(588,203)
Securities sold short	(540,794)
Written option contracts	182,544
Net change in unrealized appreciation/depreciation on:
Investments	7,778
Securities sold short	211,913
Written option contracts	84,796
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(641,966)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(748,125)

(a)	Represents the period from the commencement of operations (September 14, 2012) through May 31, 2013.

See accompanying notes to financial statements.

VFM STEADFAST FUND
STATEMENT OF CHANGES IN NET ASSETS
Period
Ended
May 31,
2013 (a)
FROM OPERATIONS
Net investment loss	$(106,159)
Net realized gains (losses) from:
Investments	(588,203)
Securities sold short	(540,794)
Written option contracts	182,544
Net change in unrealized appreciation/depreciation on:
Investments	7,778
Securities sold short	211,913
Written option contracts	84,796
Net decrease in net assets from operations	(748,125)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	18,968,625
Proceeds from redemption fees collected (Note 2)	860
Payments for shares redeemed	(4,286,718)
Net increase in net assets from capital share transactions	14,682,767

TOTAL INCREASE IN NET ASSETS	13,934,642

NET ASSETS
Beginning of period	-
End of period	$13,934,642

ACCUMULATED NET INVESTMENT LOSS	$(67,086)

CAPITAL SHARE ACTIVITY
Shares sold	1,905,102
Shares redeemed	(446,509)
Net increase in shares outstanding	1,458,593
Shares outstanding at beginning of period	-
Shares outstanding at end of period	1,458,593

(a)	Represents the period from the commencement of operations (September 14, 2012) through May 31, 2013.

See accompanying notes to financial statements.

VFM STEADFAST FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout the Period
	Period
	Ended
	May 31,
	2013 (a)

Net asset value at beginning of period	$10.00

Loss from investment operations:
Net investment loss	(0.08)	(b)
Net realized and unrealized losses on investments, securities sold short and option contracts	(0.37)
Total from investment operations	(0.45)

Proceeds from redemption fees collected (Note 2)	0.00	(c)

Net asset value at end of period	$9.55

Total return (d)	(4.50% )	(e)

Net assets at end of period (000's)	$13,935

Ratios/supplementary data:
Ratio of total expenses to average net assets	2.29%	(f)

Ratio of net expenses to average net assets (g) (h)	1.79%	(f)

Ratio of net investment loss to average net assets (g)	(1.20% )	(f)

Portfolio turnover rate	454%	(e)

(a)	Represents the period from the commencement of operations (September 14, 2012) through May 31, 2013.

(b)	Calculated using weighted average shares outstanding during the period.

(c)	Amount rounds to less than $0.01 per share.

(d)
Total return is a measure of the change in value of an investment in the Fund over the period covered.  The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. Total return would be lower if the Adviser had not waived advisory fees and reimbursed expenses.

(e)	Not annualized.

(f)	Annualized.

(g)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 4).

(h)	Excluding dividend expense and brokerage expenses on securities sold short, the net expenses to average net assets for the period ended May 31, 2013 is 1.65% (Note 4).

See accompanying notes to financial statements.

VFM STEADFAST FUND
NOTES TO FINANCIAL STATEMENTS
May 31, 2013

1.  Organization

VFM Steadfast Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012.  Other series of the Trust are not incorporated in this report.  The Fund commenced operations on September 14, 2012.

The investment objective of the Fund is long-term capital appreciation.

2.  Significant Accounting Policies

The following is a summary of the Fund's significant accounting policies.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – The Fund’s portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open.  Securities listed on the NYSE or other exchanges are valued on the basis of their last sales prices on the exchanges on which they are primarily traded.  If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day.  NASDAQ listed securities are valued at the NASDAQ Official Closing Price.  If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ.  Securities traded in the over-the-counter market are valued at the last sale price, if available, otherwise at the most recently quoted bid price. Options listed for trading on a securities exchange or board of trade are valued at the mean of the last quoted bid and ask prices at the time of valuation.  If no bid quotation is readily available at the time of valuation, the option shall be valued at the mean of the last quoted ask price and $0.00.  In determining bid and ask prices for exchange-listed options, pricing will be based on bid and ask prices as reported on the option’s primary exchange.  In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities and other assets are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees of the Fund and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used.  Factors determining portfolio investments subject to fair value determination include, but are not limited to, the following: the spread between bid and asked prices is substantial; infrequency of sales; thinness of market; the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading.  Securities with remaining maturities of 60 days or less are valued at amortized cost value, absent unusual circumstances.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurement.  Various inputs are used in determining the value of the Fund’s investments and securities sold short.  These inputs are summarized in the three broad levels listed below:

VFM STEADFAST FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

•     Level 1 – quoted prices in active markets for identical securities
•     Level 2 – other significant observable inputs
•     Level 3 – significant unobservable inputs

Option contracts purchased and written by the Fund are classified as Level 2 since they are valued using “other significant observable inputs.” Option contracts are valued at the mean of the last quoted bid and ask prices at the time of valuation. If no bid quotation is readily available at the time of valuation, the option is valued at the mean of the last quoted ask price and $0.00.  U.S. Treasury obligations are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.  The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of May 31, 2013:

	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stocks	$3,542,958	$-	$-	$3,542,958
Preferred Stocks	207,846	-	-	207,846
Exchange-Traded Funds	897,983	-	-	897,983
Purchased Option Contracts	-	1,618,509	-	1,618,509
U.S. Treasury Obligations	-	1,963,377	-	1,963,377
Money Market Funds	6,191,047	-	-	6,191,047
Total	$10,839,834	$3,581,886	$-	$14,421,720

Other Financial Instruments:
Common Stocks - Sold Short	$(1,704,439)	$-	$-	$(1,704,439)
Written Option Contracts	-	(133,080)	-	(133,080)
Total	$(1,704,439)	$(133,080)	$-	$(1,837,519)

Refer to the Fund’s Schedule of Investments, Schedule of Securities Sold Short and Schedule of Open Written Option Contracts, as applicable, for a listing of the securities and other financial instruments valued by security type and industry type.  As of May 31, 2013, the Fund did not have any transfers in and out of any Level.  In addition, the Fund did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of May 31, 2013.  It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

VFM STEADFAST FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Share valuation – The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding.  The offering price and redemption price per share of the Fund is equal to the net asset value per share, except that shares are subject to a redemption fee of 1% if redeemed within 90 days of the date of purchase.  During the period ended May 31, 2013, proceeds from redemption fees totaled $860.

Investment income (expense) – Dividend income (expense) is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are amortized using the effective interest method.

Security transactions – Security transactions are accounted for on the trade date.  Gains and losses on securities sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and other series of the Trust based on the relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year.  The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.  Dividends and distributions to shareholders are recorded on the ex-dividend date.  There were no distributions paid to shareholders during the period ended May 31, 2013.

Short positions –The Fund may sell securities short. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability is then subsequently marked-to-market daily to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position and will also bear other costs, such as charges for the prime brokerage accounts, in connection with the short positions. These costs are reported as brokerage expense on securities sold short on the Statement of Operations. As collateral for its short positions, the Fund is required under the Investment Company Act of 1940 to maintain assets consisting of cash, cash equivalents or liquid securities equal to the market value of the securities sold short. The deposits with brokers for securities sold short are reported on the Statement of Assets and Liabilities. The amount of the collateral is required to be adjusted daily to reflect changes in the value of the securities sold short.

Option transactions – The Fund may purchase and write put and call options on securities.  The Fund may write a call or put option only if the option is “covered” by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option.  When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded as a liability on the Statement of

VFM STEADFAST FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Assets and Liabilities and is subsequently marked-to-market daily. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate the Fund’s obligation on a call option, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call option written.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

Federal income tax – It is the Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.  As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed.  Accordingly, no provision for income taxes is required.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of May 31, 2013:

Tax cost of portfolio investments	$14,619,043
Gross unrealized appreciation	$271,806
Gross unrealized depreciation	(469,129)
Net unrealized depreciation on investments	(197,323)
Net unrealized appreciation on securities
sold short and written options	216,906
Qualified late year ordinary loss	(67,086)
Capital loss carryforward	(662,101)
Accumulated deficit	$(709,604)

As of May 31, 2013, the tax cost of securities sold short and written options is $2,054,425.

The difference between the federal income tax cost of the portfolio of investments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses under GAAP.  These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales, tax straddles and differing treatments of realized and unrealized gains and losses

VFM STEADFAST FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

on exchange-traded options taxed as grantor trusts.

Qualified late year ordinary losses incurred after December 31, 2012 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.  For the period ended May 31, 2013, the Fund intends to defer $67,086 of late year ordinary losses to June 1, 2013 for federal tax purposes.

For the period ended May 31, 2013, the Fund reclassified $39,073 of net investment loss and $552 of net realized gains from security transactions against paid-in-capital on the Statement of Assets and Liabilities.  Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, have no effect on the Fund’s net assets or net asset value per share.

As of May 31, 2013, the Fund had a short-term capital loss carryforward in the amount of $634,054 and a long-term capital loss carryforward in the amount of $28,047.  These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the Fund’s tax positions for the current tax year (period ended May 31, 2013) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3.  Investment Transactions

During the period ended May 31, 2013, cost of purchases and proceeds from sales of investment securities, other than short-term investments and U.S. government securities, were $23,929,295 and $17,603,781, respectively.

4.  Transactions with Related Parties

Certain Trustees and officers of the Trust are directors and officers of the Adviser or of Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, and Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

INVESTMENT ADVISORY AGREEMENT
The Fund’s investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, computed and accrued daily and paid monthly, at the annual rate of 1.00% of its average daily net assets.

The Adviser has contractually agreed, until October 1, 2015, to reduce its advisory fees and to reimburse the Fund’s operating expenses to the extent necessary so that the Fund’s annual ordinary operating expenses do not exceed an amount equal to 1.65% of its average daily net assets. Ordinary operating

VFM STEADFAST FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

expenses exclude brokerage costs, taxes, borrowing costs such as interest and dividend expenses on securities sold short, costs to organize the Fund, acquired fund fees and expenses and extraordinary expenses. Therefore, it is possible that the Fund’s annual ordinary operating expenses could exceed the 1.65% cap. During the period ended May 31, 2013, the Adviser reduced its investment advisory fees by $27,479 and, in addition, reimbursed the Fund for other operating expenses totaling $16,840.

Advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause the Fund’s ordinary operating expenses to exceed the expense limitation of 1.65% per annum.  As of May 31, 2013, the Adviser may in the future recover advisory fee reductions and expense reimbursements totaling $44,319. The Adviser may recover this amount no later than May 31, 2016.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement with the Trust, Ultimus provides internal regulatory compliance services and executive and administrative services for the Fund.  Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission (the “SEC”) and state securities commissions and materials for meetings of the Board of Trustees.  For these services, the Fund pays to Ultimus, on a monthly basis, a fee equal to 0.10% per annum of the Fund’s average daily net assets up to $250 million, 0.075% of such assets from $250 million to $500 million and 0.05% of such assets in excess of $500 million, provided, however, that the minimum fee is $2,500 per month. The monthly minimum is discounted to $2,000 during the first year of the Fund’s operations and is discounted to $2,250 during the second year of the Fund’s operations.

FUND ACCOUNTING AGREEMENT
Under the terms of a Fund Accounting Agreement with the Trust, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund.  For these services, the Fund pays to Ultimus a base fee of $2,000 per month, plus an asset-based fee at the annual rate of 0.01% of the Fund’s average daily net assets up to $500 million and 0.005% of such assets in excess of $500 million.  The base fee is increased to $2,250 per month during the second year of the Fund’s operations and is increased to $2,500 per month after the second year of the Fund’s operations. In addition, the Fund pays all costs of external pricing services.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement with the Trust, Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.  For these services, Ultimus receives from the Fund $20 annually for each direct account and $15 annually for certain accounts established through financial intermediaries, subject to a monthly minimum fee.  The minimum monthly fee is $1,500 if the Fund has 100 or more shareholder accounts; $1,250 if the Fund has between 25 and 100 shareholder accounts; and $1,000 if the Fund has less than 25 shareholder accounts.  In addition, the Fund pays out-of-pocket expenses, including, but not limited to, postage and supplies.

VFM STEADFAST FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement with the Trust, Ultimus provides an individual to serve as the Trust’s Chief Compliance Officer and to administer the Trust’s compliance policies and procedures.  For these services, the Fund pays Ultimus a base fee of $12,000 per annum, plus an asset-based fee computed at an annual rate of 0.01% of average daily net assets in excess of $100 million.  In addition, the Fund reimburses Ultimus for reasonable out-of-pocket expenses, if any, incurred in connection with these services.

DISTRIBUTION AGREEMENT
Under the terms of a Distribution Agreement with the Trust, the Distributor serves as principal underwriter to the Fund.  The Distributor is a wholly-owned subsidiary of Ultimus.  The Distributor receives annual compensation of $6,000 for such services.  The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

TRUSTEE COMPENSATION
Each Trustee who is not an interested person of the Trust receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement of travel and other expenses incurred in attending the meetings.

5.  Derivatives Transactions

Transactions in option contracts written by the Fund during the period ended May 31, 2013 were as follows:

	Option Contracts	Option Premiums
Options outstanding at beginning of period	-	$-
Options written	16,257	2,643,945
Options cancelled in a closing purchase transaction	(10,094)	(1,770,456)
Options exercised	(1,773)	(319,454)
Options expired	(3,550)	(336,159)
Options outstanding at end of period	840	$217,876

A portion of the Fund’s securities are pledged as collateral for open option contracts.

VFM STEADFAST FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The locations in the Statement of Assets and Liabilities of the Fund’s derivative positions are as follows:

Type of Derivative	Location	Asset Derivatives	Liability Derivatives	Gross Notional Amount Outstanding May 31, 2013
Call options purchased	Investments in securities, at value	$689,016	$-	$12,969,142
Put options purchased	Investments in securities, at value	929,493	-	9,633,534
Call options written	Written options, at value	-	(74,650)	(2,290,879)
Put options written	Written options, at value	-	(58,430)	(1,614,437)

The average monthly notional amount of call options purchased, put options purchased, call options written and put options written during the period ended May 31, 2013 was $10,038,114, $10,204,037, $2,570,048 and $2,013,444, respectively.

The Fund’s transactions in derivative instruments during the period ended May 31, 2013 are recorded in the following locations in the Statement of Operations:

Type of Derivative	Location	Realized Gains (Losses)	Location	Change in Unrealized Gains (Losses)
Call options purchased	Net realized gains (losses) from investments	$508,528	Net change in unrealized appreciation/depreciation on investments	$(162,173)
Put options purchased	Net realized gains (losses) from investments	(1,137,388)	Net change in unrealized appreciation/depreciation on investments	264,711
Call options written	Net realized gains (losses) from written option contracts	(48,841)	Net change in unrealized appreciation/depreciation on written option contracts	98,844
Put options written	Net realized gains (losses) from written option contracts	231,385	Net change in unrealized appreciation/depreciation on written option contracts	(14,048)

VFM STEADFAST FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

6.  Investment in Other Investment Companies

In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, the Fund may invest a significant portion of its assets in shares of one or more money market mutual funds.  An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person.  While investor losses in money market mutual funds have been rare, they are possible.  In addition, the Fund will incur additional indirect expenses due to acquired fund fees and other costs to the extent of its investment in shares of money market mutual funds.  As of May 31, 2013, the Fund had 44.4% of the value of its net assets invested in a single money market mutual fund registered under the Investment Company Act of 1940.

7.  Contingencies and Commitments

The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund.  Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

8.  Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

9.  Recent Accounting Pronouncement

On December 16, 2011, the Financial Accounting Standards Board issued ASU 2011-11, Disclosures about Offsetting Assets and Liabilities, which creates new disclosure requirements designed to make financial statements prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. The new guidance requires entities to disclose net and gross information for certain derivative instruments and financial instruments and information about the impact of collateral on offsetting arrangements and other amounts subject to a master netting agreement that are not offset on the balance sheet. ASU 2011-11 was effective first quarter 2013. Management does not expect the adoption of the new guidance to have a material effect on its financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of VFM Steadfast Fund and the Board of Trustees of Ultimus Managers Trust

We have audited the accompanying statement of assets and liabilities of VFM Steadfast Fund (the “Fund”), a series of shares of beneficial interest of Ultimus Managers Trust, including the schedule of investments, as of May 31, 2013, and the related statements of operations and changes in net assets and the financial highlights the period September 14, 2012 (commencement of operations) through May 31, 2013.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2013 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VFM Steadfast Fund as of May 31, 2013, and the results of its operations, changes in its net assets and its financial highlights for the period September 14, 2012 through May 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
July 25, 2013

VFM STEADFAST FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment.  As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses.  The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets.  This figure is known as the expense ratio.  The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (December 1, 2012) and held until the end of the period (May 31, 2013).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period.  The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund.  You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds.  It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged.  In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment.  The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return.  You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.  The Fund does not charge any sales loads. However, a redemption fee of 1.00% is applied on the sale of shares purchased within 90 days of the date of purchase. The calculations assume no shares were bought or sold during the period.  Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During
	December 1, 2012	May 31, 2013	Period*
Based on Actual Fund Return	$1,000.00	$960.80	$8.80
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,015.96	$9.05

*	Expenses are equal to the Fund’s annualized expense ratio of 1.80% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

VFM STEADFAST FUND
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-229-9448, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-229-9448, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q.  These filings are available upon request by calling 1-888-229-9448.  Furthermore, you may obtain a copy of the filings on the SEC's website at http://www.sec.gov.  The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SUPPLEMENTAL INFORMATION (Unaudited)

As a supplement to Note 6 to the financial statements, the financial statements of the aforementioned fund, The Invesco Liquid Assets Portfolio – Institutional Shares (the “Portfolio”), can be found at http://www.ultimusfundsolutions.com/invesco.  This link is the latest semi-annual report published for the Portfolio, dated February 28, 2013.  Only data presented for The Invesco Liquid Assets Portfolio – Institutional Shares is pertinent to the overall review of the financial statements of the Fund.

VFM STEADFAST FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since February 2012	Trustee/ President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present)	4	None
Independent Trustees:
Robert E. Morrison, Jr. 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since June 2012	Trustee/ Chairman	Executive Vice President of Armed Forces Benefit Association (financial services company) from March 2010 to present; Chief Operating Officer of 5 Star Financial (financial services company) from March 2010 to present; President and Chief Executive Officer of AFBA 5 Star Investment Management Company (registered investment adviser) from October 2006 to January 2012	4	Trustee of AFBA 5 Star Funds from October 2006 to March 2010
John J. Discepoli 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1963	Since June 2012	Trustee	Owner of Discepoli Financial Planning, LLC (personal financial planning company) since November 2004	4	None
John C. Davis 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1952	Since June 2012	Trustee	Consultant (government services) since May 2011; Retired Partner of PricewaterhouseCoopers LLP (1974-2010)	4	None
David M. Deptula 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1958	Since June 2012	Trustee	Vice President of Tax at The Standard Register Company since November 2011; Tax Partner at Deloitte Tax LLP from1984 to 2011	4	None

*
Mr. Dorsey, by reason of his affiliation with the Fund’s administrator and principal underwriter, is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

VFM STEADFAST FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Jerry Verseput 101 Parkshore Drive, Suite 100 Folsom, California 95630 Year of Birth: 1964	Since June 2012	Principal Executive Officer of VFM Steadfast Fund	President of Veripax Financial Management, LLC (2006 to present)
Joe Hruban 101 Parkshore Drive, Suite 100 Folsom, California 95630 Year of Birth: 1962	Since June 2012	Vice President of VFM Steadfast Fund	Provides benefit consulting services to businesses and individuals (2005 to present); Equity options market maker at The Pacific Stock Exchange (NYSE Euronext) (1990 – 2005)
Julie M. Schmuelling 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1975	Since June 2012	Treasurer	Vice President and Mutual Fund Controller of Ultimus Fund Solutions, LLC (2002 to present)
Frank L. Newbauer 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1954	Since February 2012	Secretary	Assistant Vice President of Ultimus Fund Solutions, LLC (2010 to present); Assistant Vice President of JPMorgan Chase Bank, N.A. (1999 to 2010)
Stephen L. Preston 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1966	Since June 2012	Chief Compliance Officer
Vice President and Chief Compliance Officer of Ultimus Fund Distributors, LLC and Vice President of Ultimus Fund Solutions, LLC since 2011; Senior Consultant at Mainstay Capital Markets Consultants (2010 to 2011); Chief Compliance Officer at INTL Trading, Inc. (2008 to 2010); Chief Compliance Officer at FSC Securities Corporation/Advantage Capital Corporation (2003 to 2008)

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-888-229-9448.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The names of the audit committee financial experts are John C. Davis and David M. Deptula.  Messrs. Davis and Deptula are “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $39,000 with respect to the registrant’s fiscal year ended May 31, 2013.

(b)
Audit-Related Fees.  No fees were billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $6,000 with respect to the registrant’s fiscal year ended May 31, 2013.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
During the fiscal year ended May 31, 2013, aggregate non-audit fees of $6,000 were billed by the registrant’s principal accountant for services rendered to the registrant.  No non-audit fees were billed in the last fiscal year by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee.  The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Ultimus Managers Trust

By (Signature and Title)*		/s/ Frank L. Newbauer
Frank L. Newbauer, Secretary

Date	August 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Nitin N. Kumbhani
Nitin N. Kumbhani, Principal Executive Officer (APEXcm Small/Mid Cap Growth Fund)

Date	August 5, 2013

By (Signature and Title)*		/s/ William S. Sloneker
William S. Sloneker, Principal Executive Officer (Cincinnati Asset Management Funds: Broad Market Strategic Income Fund)

Date	August 5, 2013

By (Signature and Title)*		/s/ Jerry A. Verseput
Jerry A. Verseput, Principal Executive Officer (VFM Steadfast Fund)

Date	August 5, 2013

By (Signature and Title)*		/s/ Julie M. Schmuelling
Julie M. Schmuelling, Treasurer

Date	August 5, 2013

* Print the name and title of each signing officer under his or her signature.